                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 ALRENCO, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

ALRENCO, INC.


                                                                    May 12, 1998


Dear Shareholder:

     We invite you to attend the 1998 Annual Meeting of Shareholders of Alrenco, Inc. to be held at 11:00 a.m., Central Daylight Time, on Tuesday, June 23, 1998 at the offices of Gardere & Wynne LLP, Suite 3000, 1601 Elm Street, Dallas, Texas 75201. The matters to be considered at the meeting are described in the formal Notice and Proxy Statement on the following pages.

     In addition to the specific matters to be acted upon, there will be a report on the progress of Alrenco, Inc. and an opportunity to ask questions of general interest to Shareholders.

     Whether or not you plan to attend in person, it is important that your shares be represented at the Annual Meeting. The Board of Directors recommends that shareholders vote FOR each of the matters described in the Proxy Statement to be presented at the Annual Meeting. PLEASE DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE. Thank you.

                                           Sincerely,

                                           /s/ GEORGE D. JOHNSON JR.
                                           George D. Johnson, Jr.
                                           Chairman of the Board

                                 ALRENCO, INC.
                            714 E. KIMBROUGH STREET
                             MESQUITE, TEXAS 75149
                             ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF ALRENCO, INC.:

     NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Shareholders or any adjournment or postponement thereof (the "Annual Meeting") of Alrenco, Inc., an Indiana corporation (the "Company"), will be held at 11:00 a.m., Central Daylight Time, on June 23, 1998, at the offices of Gardere & Wynne LLP, Suite 3000, 1601 Elm Street, Dallas, Texas 75201 for the following purposes, all of which are set forth more completely in the accompanying proxy statement:

          (1) To elect two directors to a term of office expiring at the Company's 2001 Annual Meeting of Shareholders or until a successor of each is duly elected and qualified;

          (2) To consider and vote upon a proposal to ratify the Alrenco, Inc. 1998 Stock Incentive Plan;

          (3) To consider and vote upon a proposal to approve the reincorporation of the Company in the State of Delaware; and

          (4) To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 28, 1998 as the record date for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting.

     You are cordially invited to attend the Annual Meeting in person. EVEN IF YOU PLAN TO ATTEND IN PERSON, YOU ARE REQUESTED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE. You may revoke your proxy at any time prior to its use.

                                          By Order of the Board of Directors

                                          /s/ GEORGE D. JOHNSON, JR.
                                          George D. Johnson, Jr.
                                          Chairman of the Board

Mesquite, Texas

May 12, 1998


               PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN
             IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE.

                                 ALRENCO, INC.
                            714 E. KIMBROUGH STREET
                             MESQUITE, TEXAS 75149
                             ---------------------

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Alrenco, Inc., an Indiana corporation (the "Company"), for use at the 1998 Annual Meeting of Shareholders of the Company or any adjournment or postponement thereof (the "Annual Meeting"). The Annual Meeting will be held at 11:00 a.m., Central Daylight Time, on June 23, 1998 at the offices of Gardere & Wynne, Suite 3000, 1601 Elm Street, Dallas, Texas 75201.


     This Proxy Statement, the Notice of Annual Meeting, the proxy card and the Company's Annual Report to Shareholders were mailed to shareholders of the Company on or about May 12, 1998.


RECORD DATE

     Only shareholders of record at the close of business on April 28, 1998 (the "Record Date") are entitled to vote at the Annual Meeting.

SHARES OUTSTANDING AND VOTING RIGHTS


     As of the Record Date, there were 16,975,271 shares of the common stock of the Company, no par value (the "Common Stock"), outstanding and entitled to vote. Each share of Common Stock entitles the holder to one vote on each matter presented at the Annual Meeting.


PROXY PROCEDURE

     Proxies properly executed and returned in a timely manner will be voted at the Annual Meeting in accordance with the directions noted thereon. If no direction is indicated, proxies will be voted FOR the election of the nominees named herein as directors, FOR the other proposals set forth herein, and in accordance with the judgment of the persons acting under the proxies on any other matters presented for a vote. Any shareholder giving a proxy has the power to revoke it at any time before it is voted, either in person at the Annual Meeting, by written notice to the Secretary of the Company or by delivery of a later-dated proxy.

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector(s) of elections appointed for the meeting and will be counted in determining whether or not a quorum is present. A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by such proxy are not being voted by such shareholder with respect to a particular matter ("non-voted shares"). This could occur, for example, when a broker is not permitted to vote shares held in "street name" on certain matters in the absence of instructions from the beneficial owner of the shares. Non-voted shares with respect to a particular matter will not be considered shares present and entitled to vote on such matter, although such shares will be counted for purposes of determining the presence of a quorum. Shares voting to abstain as to a particular matter, and directions to "withhold authority" to vote for directors, will not be considered non-voted shares and will be considered present and entitled to vote with respect to such matter.

VOTING REQUIREMENTS

     Provided that a quorum is present at the Annual Meeting, the affirmative vote of a plurality of the votes cast by the shares present in person or by proxy will be required to elect each director. The proposal to ratify the adoption of the Alrenco, Inc. 1998 Stock Incentive Plan (the "1998 Stock Incentive Plan") requires the affirmative vote of the majority of the shares represented and entitled to vote at the meeting. The affirmative vote of the holders of a majority of the votes represented by the outstanding shares of the Common Stock, whether or not present at the Annual Meeting, who are entitled to vote at the Annual Meeting, is required for the approval and adoption of the proposal to reincorporate the Company in the State of Delaware (the

"Reincorporation Proposal"). Non-voted shares (i) will have the effect of a vote "Against" the Reincorporation Proposal and (ii) will have no effect on the proposal to elect directors or the proposal to ratify the adoption of the 1998 Stock Incentive Plan. Abstentions with respect to a proposal are counted for purposes of establishing a quorum. If a quorum is present, abstentions (i) will have the effect of a vote "Against" the proposal to ratify the adoption of the 1998 Stock Incentive Plan and the Reincorporation Proposal and (ii) will have no effect on the election of directors.

COSTS OF SOLICITATION

     Proxies will be solicited by the Board through use of the mails. Proxies may also be solicited by directors, officers and other employees of the Company, either personally, by mail, by telephone or otherwise, but such persons will not be compensated for such services. Brokerage firms, banks, fiduciaries, voting trustees or other nominees will be requested to forward the soliciting material to each beneficial owner of stock held of record by them. The entire cost of the solicitation will be borne by the Company.

                       BIOGRAPHICAL INFORMATION REGARDING
                        DIRECTORS AND EXECUTIVE OFFICERS

DIRECTORS

     The Company's current directors and director nominees are as follows:


NAME                                               AGE            POSITION            CLASS
----                                               ---            --------            -----
George D. Johnson, Jr. ..........................  55    Chairman of the Board         I
Michael D. Walts.................................  57    Director                     III
Billy W. White, Sr. .............................  64    Chief Executive               I
                                                           Officer and Director
Edward W. Phifer, III............................  56    Director                      II
John S. Rainey...................................  56    Director                      II
Thomas E. Hannah.................................  59    Director                     III


     George D. Johnson, Jr. Mr. Johnson has been Chairman of the Board and a director of the Company since February 1998. Mr. Johnson was Chairman of the Board of RTO, Inc. ("RTO") from June 1996 to February 1998. Mr. Johnson has been President and Chief Executive Officer of Extended Stay America, Inc. since January 1995. Mr. Johnson was formerly President of the Consumer Products Division of Blockbuster Entertainment Corp., a division of Viacom. He was Managing General Partner of WJB Video, the largest Blockbuster franchisee which developed over 200 video stores prior to a merger with Blockbuster in 1993 and is the Managing General Partner of American Storage Limited Partnership, a chain of 27 self-storage facilities located in the Carolinas and Georgia. He currently serves on the Board of Directors of Republic Industries, Inc., Duke Energy Corporation, Extended Stay America, Inc. and Florida Panthers Holding Company, Inc., and has been the Chairman of the Board of Directors of Johnson Development Associates, Inc. since its founding in 1986. Mr. Johnson practiced law in Spartanburg, South Carolina from 1967 until 1986 and served three terms in the South Carolina House of Representatives. Mr. Johnson is the brother-in-law of Edward W. Phifer, III, a director of the Company.

     Michael D. Walts. Mr. Walts has been a director of the Company since 1980. Mr. Walts served as Chairman of the Board of Directors and President of the Company from 1980 to February 1998. Prior to 1980, Mr. Walts owned and operated Kentuckiana Outfitting Company ("Kentuckiana"), a door-to-door weekly installment sales retailer which he acquired in 1964. Kentuckiana is currently a real estate holding company which, among other things, leases certain properties to the Company. See "-- Certain Transactions."


     Billy W. White, Sr. Mr. White has been Chief Executive Officer and a director of the Company since February 1998. Mr. White was President of the Company from February 1998 through April 1998. Mr. White was President, Chief Executive Officer and a director of RTO from August 1996 to February 1998. Prior to August 1996, Mr. White was President and Chief Executive Officer of Action TV & Appliance Rental, Inc.

("Action"), which he founded in 1975. Since August 1986, Mr. White has been on the Board of Directors of the Association of Progressive Rental Organizations ("APRO"), and served as President of APRO's board from August 1995 to August 1997. He is also a former member of the Board of Directors and past president of the Texas Association of Rental Agents and serves on the Mesquite (Texas) Economic Development Foundation Board of Directors. Mr. White is the father-in-law of K. David Belt, Chief Financial Officer of the Company. See
"-- Certain Transactions."

     Edward W. Phifer, III. Mr. Phifer has been a director of the Company since February 1998. Mr. Phifer was a director of RTO from December 1996 to February 1998. Mr. Phifer is a founding shareholder, director and Senior Vice President of E.J. Victor, Inc., a furniture manufacturer located in Morganton, North Carolina. Mr. Phifer's prior experience includes nine years in sales at Henredon Furniture Company and 16 years as Vice President, director and partner at Hardwoods of Morganton, Inc., a lumber brokerage firm. Mr. Phifer is the brother-in-law of George D. Johnson, Jr., Chairman of the Board of the Company.

     John S. Rainey. Mr. Rainey has been a director of the Company since February 1998. Mr. Rainey was a director of RTO from December 1996 to February 1998. Mr. Rainey is a partner in the law firm of Demo & Rainey, L.L.P., in Lexington, South Carolina. Mr. Rainey has served as Chairman of South Carolina Public Service Authority (Santee Cooper), a publicly-owned electric and water utility, since 1990; Chairman of Easlan Capital, Inc., a real estate development company, since 1982; a director of National Bank of South Carolina since July 1997; a director of Prym-Dritz Corporation, a major sewing notions distributor, since 1985; a director of Texfi Industries, Inc., a diversified textile company from 1985 to March 1997; and a director of NationsBank, National Association and predecessor corporations from 1977 to June 1997.

     Thomas E. Hannah. Mr. Hannah has been a director of the Company since March 1998. Mr. Hannah has been a director and the Chief Executive Officer of Collins & Aikman Corporation ("Collins & Aikman"), a supplier of automotive interior systems, since July 1994. Mr. Hannah was President and Chief Executive Officer of Collins & Aikman Textile and Wallcoverings Group, a division of a wholly-owned subsidiary of Collins & Aikman, from November 1991 until July 1994, and was named an executive officer of Collins and Aikman in 1993. Mr. Hannah was President and Chief Executive Officer of the Collins & Aikman Textile Group from February 1989 to November 1991. Mr. Hannah serves as a director of the American Textile Manufacturers Institute and of Precision Cutting Services, as trustee of the Institute of Textile Technology and Converse College and as trustee of the Business Partnership Foundation of the University of South Carolina and Brevard Music Center.

EXECUTIVE OFFICERS

     The executive officers of the Company are as follows:


NAME                                                   AGE                POSITION
----                                                   ---                --------
Billy W. White, Sr...................................  64    Chief Executive Officer
James G. Steckart....................................  50    President and Chief Operating
                                                               Officer
K. David Belt........................................  43    Chief Financial Officer, Treasurer
                                                               and Assistant Secretary
Tracy A. Schrader....................................  31    General Counsel, Vice President
                                                               and Secretary



     James G. Steckart. Mr. Steckart has been President of the Company since May 1998 and Chief Operating Officer of the Company since February 1998. Mr. Steckart was Chief Operating Officer of RTO from October 1997 to February 1998. From 1996 to October 1997, he was the President of Alameda Management Company, a company engaged in the development, management and ownership of inn-type motels. From 1991 to 1996, he was employed by Advantage Companies, Inc., a publicly traded franchisee of Rent-a-Center, first as Vice President of Operations from 1991 to 1993 and as President from 1993 to 1996.

     K. David Belt. Mr. Belt has been Chief Financial Officer, Treasurer and Assistant Secretary of the Company since February 1998. Mr. Belt was Chief Financial Officer of RTO from August 1996 to February 1998. From July 1983 to August 1996, Mr. Belt was Vice President and Chief Financial Officer of Action. From August 1977 to July 1983, Mr. Belt was an accounting manager for Texas Utilities Company, where he worked in the financing and Securities and Exchange Commission regulation area. Mr. Belt is a certified public accountant and a member of APRO's Tax and Accounting Committee. He is the son-in-law of Billy W. White, Sr., the President, Chief Executive Officer and a director of the Company.

     Tracy A. Schrader. Mr. Schrader has been Secretary of the Company since March 1998. Mr. Schrader has been General Counsel and Vice President of the Company since February 1998. Mr. Schrader was General Counsel of RTO from October 1997 to February 1998. From June 1996 to October 1997, he was Corporate Counsel to UniSite, Inc., a company engaged in providing infrastructure services to the wireless telecommunications industry, and from September 1992 to June 1996, he was an attorney at the law firm of Gardere & Wynne, L.L.P., Dallas, Texas.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the fiscal year ended December 31, 1997, the Board consisted of six directors. Five directors (Donald E. Groot, Robert V. Lanum, Raymond C. Holladay, Theodore H. Wilson and W. Barrett Nichols) (the "Former Alrenco Directors") resigned as members of the Board effective as of the consummation of the merger between the Company and RTO (the "RTO Merger") in February 1998, and upon consummation of the RTO Merger elected Messrs. Johnson, White, Phifer and Rainey (the "New Directors") to fill the vacancies created by their resignations. The resignations of the Former Alrenco Directors became effective upon consummation of the RTO Merger on February 26, 1998 and the election of the New Directors also became effective at such time.

     During the fiscal year ended December 31, 1997, the Board held six meetings. During the fiscal year ended December 31, 1997, no director attended fewer than 75% of the aggregate number of meetings of the Board of Directors held during the period he served on the Board .

     The Board has standing Executive, Compensation and Audit Committees. The Board has no nominating committees, or committee performing a similar function. During the fiscal year ended December 31, 1997, the Executive Committee consisted of Messrs. Walts, Holladay and Wilson; the Compensation Committee consisted of Messrs. Lanum, Groot and Nichols; and the Audit Committee consisted of Messrs. Lanum and Nichols.

     The Executive Committee may exercise all of the authority of the full Board in the management of the Company except for matters expressly reserved by law for Board action. The Executive Committee generally met on a weekly basis during fiscal 1997.

     The Audit Committee is responsible for establishing and monitoring compliance with the Company's audit policies. The Audit Committee also reviews the scope of the Company's annual audit performed by the Company's independent accountants and monitors the implementation of recommendations or corrective measures disclosed in the independent accountants' audit report. The Audit Committee is responsible for reviewing all related party transactions on a continuing basis and potential conflict of interest situations where appropriate. The Audit Committee met once in fiscal 1997.

     The Compensation Committee reviews and recommends compensation arrangements for all officers of the Company. The Compensation Committee is also responsible for the design, implementation and administration of the Company's incentive compensation plans. The Compensation Committee met once in fiscal 1997.

COMPENSATION OF DIRECTORS

     During the year ended December 31, 1997, directors who were not employees of the Company ("Non-employee Directors") received $2,000 for each meeting of the Board that they attended and $500 for attending a meeting of a committee of the Board. In addition, all directors were reimbursed for travel and lodging expenses incurred in connection with their attendance at Board, shareholder and committee meetings. Outside Directors were entitled to receive certain nondiscretionary grants of stock options under the 1998 Stock Incentive Plan. The Company has entered into agreements with the Former Directors and one current director, Michael D. Walts, pursuant to which the Company agreed to indemnify them against certain claims arising out of their service as directors. Directors were also entitled to the protection of certain indemnification provisions in the Articles of Incorporation and Bylaws.

     Since the consummation of the RTO Merger, directors of the Company no longer receive any fee for attending meetings of the Board or any of its committees. However, all directors are reimbursed for travel and lodging expenses incurred in connection with their attendance at the Alrenco Board, shareholder and committee meetings. Non-employee Directors are entitled to receive nondiscretionary awards of stock options under the 1996 RTO Director Plan (for those Non-employee Directors of the Company, other than Mr. Johnson, who became directors in connection with the RTO Merger) and the 1998 Stock Incentive Plan (as defined below).

     On February 26, 1998, the Company entered into a noncompetition and consulting agreement with Mr. Walts. Under the terms of the agreement, the Company agreed to pay Mr. Walts $400,000 for each of the five twelve-month periods following the date the agreement was signed. In exchange, Mr. Walts agreed, among other things, that during the period of the agreement, he will provide consulting services to the Company and he will not (i) directly or indirectly engage in or have an interest in any business that competes with the Company's rent-to-own business or (ii) disclose material and confidential information concerning the Company's business.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE


     The following tables show remuneration paid or accrued by the Company and its subsidiaries during the fiscal years ended December 31, 1995, 1996 and 1997 to the Chief Executive Officer and to each of the officers of the Company and its subsidiaries, other than the Chief Executive Officer, who received salary and bonus which combined exceeded $100,000 (together, the "Named Executive Officers") for services in all capacities as an employee of the Company or its subsidiaries, and the capacities in which the services were rendered. In connection with the RTO Merger, Messrs. Walts, Holladay and Wilson resigned as executive officers of the Company, effective February 26, 1998. At that time, Mr. White succeeded Mr. Walts as President of the Company. Mr. Steckart succeeded Mr. Holladay as Chief Operating Officer of the Company, and Mr. Belt succeeded Mr. Wilson as Chief Financial Officer of the Company.


                                                                                LONG TERM COMPENSATION
                                                                              ---------------------------
                                              ANNUAL COMPENSATION                             SECURITIES
                                    ---------------------------------------                   UNDERLYING
                                                                 OTHER        RESTRICTED     STOCK OPTION
                                                                ANNUAL          STOCK           AWARDS       ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR    SALARY     BONUS       COMPENSATION(1)     AWARDS        (# SHARES)    COMPENSATION
---------------------------  ----   --------   --------     ---------------   ----------     ------------   ------------
Michael D. Walts.........    1997   $240,000   $101,171         $    --             --              --        $    --
  Chairman of the Board      1996    265,000    263,000          57,651             --              --             --
  and President              1995    473,600    205,000(2)           --             --              --         38,790(4)
Raymond C. Holladay......    1997   $190,000   $ 50,536         $    --             --              --        $    --
  Executive Vice President   1996    182,000     47,000              --        840,000(3)       10,000             --
  and Chief Operating
  Officer                    1995    110,000     52,566              --             --              --         28,150(5)
Theodore H. Wilson.......    1997   $135,000   $ 25,268         $    --             --              --        $36,736(6)
  Executive Vice President   1996    129,000     17,000              --        630,000(3)       12,624             --
  and Chief Financial
    Officer

---------------

(1) In addition to salary and bonus amounts, the Named Executive Officers received certain personal benefits from the Company during each of the years presented. The amount disclosed for Mr. Walts in 1996 includes approximately $15,245 for personal use of Company-owned automobiles and the Company's cost (approximately $42,406) of purchasing certain automobiles for Mr. Walts. The aggregate amount of such benefits received by each of the Named Executive Officers in each of the other years included in the summary compensation table did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for such officer for that year.
(2) Represents bonus compensation accrued by the Company in 1995. This amount was paid in January 1996.
(3) Represents the dollar value of restricted stock awarded under the 1995 Alrenco Stock Incentive Plan. A total of 60,000 and 45,000 shares were awarded to Messrs. Holladay and Wilson, respectively, effective upon completion of the Company's initial public offering. The shares are valued at the initial public offering price of $14.00 per share. All of these restricted shares vested on February 26, 1998, following the change in control precipitated by consummation of the RTO Merger. The holders of the restricted shares will be entitled to receive dividends, if any, at the same rate as paid to all shareholders. As of December 31, 1996, based upon the closing price for the Common Stock of $16.375 per share on that date, Mr. Holladay held a total of 60,000 restricted shares having a then market value of $982,500, and Mr. Wilson held a total of 45,000 restricted shares having a then market value of $736,875.
(4) Includes the Company's expense under an executive deferred compensation arrangement with Mr. Walts. This arrangement was terminated effective September 30, 1995. Mr. Walts received a lump sum distribution of $305,729 from his deferred compensation account in 1995. Also includes a premium payment by the Company of $2,534 in 1995 on a life insurance policy maintained for the benefit of Mr. Walts.

(5) Represents the Company's expense under an executive deferred compensation arrangement with Mr. Holladay. This arrangement was terminated effective September 30, 1995. Mr. Holladay received a lump sum distribution of $147,906 from his deferred compensation account in 1995.
(6) Represents the Company's expense under an executive deferred compensation agreement with Mr. Wilson. This arrangement was terminated effective September 30, 1995. Mr. Wilson received a lump sum distribution of $36,736 from his deferred compensation account in 1997.

OPTION GRANTS

     The Company did not award any stock options to the Named Executive Officers during the fiscal year ended December 31, 1997.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee (the "Committee") of the Board is responsible for administering the Company's executive compensation program. Until November 1995, the Company had no compensation committee or other committee of the Board of Directors performing similar functions. Decisions regarding the compensation of executive officers prior to the formation of the Committee in November 1995 were made by Mr. Walts, the Company's Chairman of the Board and President at that time. In preparation for the Company's initial public stock offering, the Board established the Committee in November 1995. During 1997, the members of the Committee were Messrs. Lanum, Groot and Nichols. None of the members of the Committee during 1997 were officers or employees of the Company.

COMPENSATION POLICY

     As a relatively new public company, the Committee recognizes that some period of time will be necessary to establish fully its long-range compensation philosophy and objectives. Nevertheless, the Committee adopted the following general principles and objectives which it considered in establishing executive compensation levels for 1996 and 1997:

     - The Company's compensation programs should be designed to attract and retain highly qualified executives who will be critical to the Company's long-term success;

     - A meaningful portion of the executive's total compensation should bear a direct relationship to the operating performance and profitability of the Company;

     - Executives should be recognized and rewarded for high performance and extraordinary results; and

     - Incentive compensation arrangements should provide executives with an opportunity to acquire a direct ownership interest in the Company and motivate them to build shareholder value by aligning their personal interests with shareholder interests.

EXECUTIVE COMPENSATION PROGRAM

     During 1997, the executive officers' compensation program was composed of base salary, bonus and long term incentive compensation.

     Base Salary and Bonus. Base salaries for 1997 were adjusted from prior years to reflect salaries that, in the Committee's judgment, were appropriate for executive officers. The Committee considered a number of subjective factors in determining appropriate base salaries for 1997, including historical compensation levels, the range of compensation paid to executive officers of other publicly-traded rental-purchase companies as well as companies of similar size and market capitalization outside the rental-purchase industry, and the general level of compensation paid to executive officers of other area public companies. None of these criteria were assigned any specific numerical weighting or otherwise considered to be any more or less important than other factors. The group of industry companies considered by the Committee included companies within the peer group used for stock performance comparisons under the caption "Performance Graph" appearing elsewhere in this Proxy Statement.

     Each of the Company's three executive officers (including the Chairman of the Board and President) participated in annual cash bonus arrangements based upon a specified percentage of net income. The individual bonus percentages for 1997 were established by the Committee based upon each officer's level of responsibility within the Company and his contributions toward improving operating performance and profitability.

     Long-Term Incentives. The Committee did not award stock options or restricted stock to the executive officers under the 1995 Alrenco Stock Incentive Plan during 1997.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     Compensation arrangements for Mr. Walts, former Chairman of the Board and President, were also adjusted in 1997 from prior years to make his total cash compensation more performance-based. The Committee considered the same comparative factors described above in determining Mr. Walts' annual compensation for 1997. The Committee also noted gains in the Company's operating performance from 1996 to 1997, including the growth in revenues and number of stores generated from the Company's 1996 acquisitions.

SECTION 162(M) OF THE INTERNAL REVENUE CODE

     Section 162(m) of the Internal Revenue Code (the "Code"), added as part of the Omnibus Budget Reconciliation Act of 1993, imposes a limitation on deductions that can be taken by a publicly held corporation for compensation paid to certain of its executives. Under Section 162(m), a deduction is denied for compensation paid in a tax year beginning on or after January 1, 1994, to a corporation's chief executive officer or any of its other four most highly compensated officers to the extent that such compensation exceeds $1 million. Certain performance-based compensation, however, is specifically exempt from the deduction limit.

     The Committee's policy with respect to the Section 162(m) limitations was to preserve the federal income tax deductibility of executive compensation payments when it is appropriate and in the best interests of the Company and its shareholders. For the foreseeable future, the Committee does not expect Section 162(m) to have any practical effect on the Company's compensation program. However, the Committee reserves the right to approve the payment of nondeductible compensation in the future if it deems such payment to be appropriate.

                                          COMPENSATION COMMITTEE

                                          Robert W. Lanum, Chairman
                                          Donald E. Groot
                                          W. Barrett Nichols

     THE FOREGOING REPORT SHOULD NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES EXCHANGE ACT OF 1934 (TOGETHER THE "ACTS"), EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of the members of the Committee at any time during 1997 served as an officer of, or was employed by, the Company. Furthermore, none of the executive officers of the Company currently serves as a director or member of the compensation committee of another entity or of any other committee of the board of directors of another entity performing similar functions. Mr. Lanum, who served on the Committee during 1997, is a partner in the law firm of Stites & Harbison, which served as the Company's primary counsel during 1997.

                               PERFORMANCE GRAPH

     The following performance graph compares the performance of the Common Stock to the Nasdaq Stock Market Index and to a peer group at the end of each calendar quarter in the period commencing January 23, 1996 (the date of the Company's initial public offering) and ending December 31, 1997. Since there is no nationally recognized industry index consisting of rental-purchase companies to be used as a peer group index, the Company constructed its own peer group. This peer group is comprised of four companies which represent the other public companies in the industry -- Aaron Rents, Inc. (includes Common Stock and Class A Common Stock), Bestway, Inc., Renters Choice, Inc. and Rent-Way, Inc. The returns of each member of the peer group are weighted according to each member's stock market capitalization as of the beginning of the period measured. The graph assumes that the value of the investment in the Common Stock and each index was $100 at January 23, 1996 and that all dividends were reinvested.

        Measurement Period                                Nasdaq U.S.
      (Fiscal Year Covered)           Alrenco, Inc.      Market Index        Peer Group
1/23/96                                           100                100                100
3/96                                              107                107                112
6/96                                              124                116                156
9/96                                              145                120                128
12/96                                              73                126                107
3/97                                               76                119                103
6/97                                               91                141                133
9/97                                              123                165                164
12/97                                             113                155                157

     THE FOREGOING PERFORMANCE GRAPH SHOULD NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE ACTS, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACT.

                              CERTAIN TRANSACTIONS

     The following is a summary of certain agreements and transactions between or among the Company, or its predecessors, and certain related parties. It is the Company's policy to enter into transactions with related parties on terms that, on the whole, are no less favorable than those that would be available from unaffiliated parties. Based on the Company's experience in the business segments in which it operates and the terms of its transactions with unaffiliated parties, it is the Company's belief that all of the transactions described below involving the Company met that standard at the time such transactions were effected.

     The Company leases a corporate office building, located in New Albany, Indiana, and a store location in Louisville, Kentucky, from Kentuckiana, a corporation owned by Michael D. Walts, a director of the Company. The rent paid in 1997 under the two leases for these properties totaled $122,040.


     In connection with a life insurance policy insuring the life of Michael D. Walts, a director of the Company, the Company has made a loan to Mr. Walts each year beginning in 1988. Mr. Walts has used the proceeds of these loans to pay his portion of the annual premium due under such policy. Interest on each such loan has been calculated at the prevailing applicable federal rate.


     During fiscal year 1997, RTO paid $207,000 to White Property Company No. 2, Ltd., a limited partnership, for lease payments related to RTO's corporate office building and regional service center in Mesquite, Texas and a store in Greenville, Texas. White Property Company No. 2, Ltd.'s general partner, White Properties, Inc., is a corporation controlled by Billy W. White, Sr., a director and executive officer of the Company.

     During fiscal year 1997, RTO paid $120,870 to Wyoming Associates, Inc. for aircraft rental charges. Wyoming Associates, Inc. is wholly-owned by George D. Johnson, Jr., Chairman of the Board of Directors of the Company.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of the Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of change in ownership of the Common Stock. Such persons are required by regulations of the SEC to furnish the Company with copies of all such reports they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company, all Section 16(a) filings with respect to the Company's fiscal year ended December 31, 1997 were timely made.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information with respect to the beneficial ownership of Common Stock by (i) each current director and executive officer of the Company, (ii) each person known to management of the Company to own of record or beneficially more than 5% of the outstanding shares of Common Stock, and (iii) all current directors and executive officers of the Company as a group. The table reflects share ownership and the percentage of such ownership as of April 7, 1998. Except as otherwise indicated, each person or entity shown has sole voting and investment power with respect to the shares of Common Stock owned by him or it. In connection with the RTO Merger, all of the persons who served as executive officers and directors of the Company as of the end of the fiscal year ended December 31, 1997 resigned as of February 26, 1998, with the exception of Mr. Walts who did not resign as a director of the Company.


                                                              NUMBER OF    PERCENT OF
NAME(1)                                                        SHARES       CLASS(2)
-------                                                       ---------    ----------
George D. Johnson, Jr.(3)...................................  2,374,898(4)    14.0%
Michael D. Walts(5).........................................  2,230,000       13.1%
Billy W. White, Sr. ........................................     38,522(6)      *
John S. Rainey..............................................    106,675(7)      *
Edward W. Phifer, III.......................................     22,481(8)      *
James G. Steckart...........................................         --         *
Thomas E. Hannah............................................      2,000         *
K. David Belt...............................................    312,844(9)     1.8%
Tracy A. Schrader...........................................         --         *
All directors and officers as a group(8 persons)............  5,087,420       29.8%(10)


---------------

   * Less than 1%.
 (1) Unless specifically noted, the address for the above shareholders is 714 E. Kimbrough Street, Mesquite, Texas 75149.
 (2) Based on 16,978,771 shares of Common Stock outstanding as of April 7, 1998 plus, for each individual, the number of shares of Common Stock that may be acquired upon the exercise of stock options exercisable within 60 days.
 (3) George D. Johnson, Jr. is the Chairman of the Board of Directors of the Company. His address is 450 E. Las Olas Boulevard, Ft. Lauderdale, Florida 33301.
 (4) Represents shares owned by GDJ, Jr. Investments Limited Partnership.
 (5) Michael D. Walts' address is 1736 East Main Street, New Albany, Indiana 47150.
 (6) Represents shares of Common Stock issuable upon exercise of outstanding stock options.
 (7) Includes 16,881 shares of Common Stock issuable upon exercise of outstanding stock options. Includes 44,897 shares owned by C&J Investing Partners. Mr. Rainey is co-trustee of the two trusts that are the partners of C&J Investing Partners, and he is a general partner in the partnership (as to which he shares voting and investment authority with the other general partner). Mr. Rainey disclaims beneficial ownership of the shares owned by C&J Investing Partners.
 (8) Includes 16,881 shares of Common Stock issuable upon exercise of outstanding stock options.
 (9) Includes 112,243 shares of Common Stock owned by the Billy W. White, Sr. Annuity Trust and 112,243 shares of Common Stock held by the Lillie B. White Annuity Trust, for which Mr. Belt's wife, Debra Belt, shares voting and investment power. Includes 21,012 shares of Common Stock issuable upon exercise of outstanding stock options.
(10) The percentage of shares owned by all directors and officers as a group is based on the applicable number of shares of Common Stock outstanding plus 93,296 shares of Common Stock that may be acquired by such officers and directors upon the exercise of stock options exercisable within 60 days.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

     The Company's Articles of Incorporation and Bylaws provide that the Board shall consist of between three and 18 members, the exact number of which may be determined from time to time by the Board, divided into three evenly numbered classes with each class of directors serving a term of three years. The Board currently consists of six members, with two members being Class I, two members being Class II and two members being Class III directors. Class I directors' terms will expire at the annual meeting of shareholders of the Company held in 1999. Class II directors' terms will expire at the annual meeting of shareholders of the Company held in 2000. The terms of the Class III directors expire at the Annual Meeting. Class III directors' terms, if elected at the Annual Meeting, will expire at the annual meeting of shareholders of the Company held in 2001.

     Only the Class III directors are standing for election at the Annual Meeting. However, if the Reincorporation Proposal is approved and adopted by the shareholders at the Annual Meeting, the Company will no longer have a classified board, and each of the six current members of the Board will serve a one-year term of office expiring at the annual meeting of shareholders of the Company held in 1999. See "Proposal Three -- Reincorporation of the Company in the State of Delaware."

     The following Class III directors, whose current terms expire at the Annual Meeting, have indicated their willingness to serve and, unless otherwise specified on the proxy, it is the intention of the proxy holders to vote for the nominees listed below.

                                  Michael D. Walts
                                  Thomas E. Hannah

     Biographical information relating to each of these nominees for director appears starting on page 2 of this Proxy Statement under the heading "BIOGRAPHICAL INFORMATION REGARDING DIRECTORS AND EXECUTIVE OFFICERS."

     THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED ABOVE. PROXY CARDS EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

                                  PROPOSAL TWO

              RATIFICATION OF ALRENCO'S 1998 STOCK INCENTIVE PLAN

     On February 26, 1998, the Board unanimously approved the 1998 Stock Incentive Plan, and subject to shareholder approval, the 1998 Stock Incentive Plan will become effective as of February 26, 1998. A copy of the 1998 Stock Incentive Plan is attached hereto as Exhibit A. The Board unanimously recommends that the shareholders vote "FOR" approval of the adoption of the 1998 Stock Incentive Plan.

     The primary purpose of the 1998 Stock Incentive Plan is to attract, retain and motivate selected employees and directors of the Company. The following discussion summarizes the principal features of the 1998 Stock Incentive Plan. This discussion does not purport to be complete and is qualified in its entirety by reference to the 1998 Stock Incentive Plan.

     Administration. The 1998 Stock Incentive Plan will be administered by Compensation Committee or such other committee of two or more directors designated by the Board (the "Stock Committee"). Each director, while a member of the Stock Committee, will satisfy the requirements for Stock Committee membership, if any, under Rule 16b-3 of the Securities and Exchange Act of 1934 (the "Exchange Act") and Section 162(m) of the Code. All grants under the 1998 Stock Incentive Plan will be evidenced by a certificate that will incorporate such terms and conditions as the Stock Committee deems necessary or appropriate.

     Coverage and Participants. The 1998 Stock Incentive Plan will provide for the issuance of stock options ("Stock Options") to certain of the Company's key employees and outside directors and for the issuance of stock appreciation rights ("SARs") and restricted stock ("Restricted Stock") to certain of the Company's key employees. A key employee shall be any employee of the Company (or any subsidiary, parent, or affiliate of the Company) designated by the Committee who, in the judgment of the Stock Committee acting in its absolute discretion, is a key to the success of the Company.

     There will be 1,000,000 shares of Common Stock available for use under the 1998 Stock Incentive Plan. However, no key employee in any calendar year may be granted a Stock Option to purchase more than 250,000 shares of Common Stock.

     Stock Options. Under the 1998 Stock Incentive Plan, either incentive stock options ("ISOs"), which are intended to qualify under Code Section 422, or non-incentive stock options ("Non-ISOs") may be granted to key employees by the Stock Committee. Each Stock Option granted under the 1998 Stock Incentive Plan entitles the holder thereof to purchase the number of shares of Common Stock specified in the grant at the purchase price specified therein. The terms and conditions of each Stock Option granted under the 1998 Stock Incentive Plan will be determined by the Stock Committee, but no Stock Option will be granted at an exercise price which is less than the fair market value of the Common Stock determined on the grant date in accordance with the 1998 Stock Incentive Plan.

     Outside directors are entitled to receive certain non-discretionary grants of Non-ISOs to purchase shares of Common Stock at an option price equal to the fair market value of the Company's Common Stock determined on the grant date in accordance with the 1998 Stock Incentive Plan.

     Stock Appreciation Rights. SARs may be granted by the Stock Committee to key employees under the 1998 Stock Incentive Plan. SARs entitle the holder to receive an amount equal to the excess of the fair market value of one share of Common Stock as of the date such right is exercised over the exercise or base price specified in the SAR (the "SAR Value"), multiplied by the number of shares of Common Stock in respect of which the SAR is being exercised. SARs may be granted as part of a Stock Option or as stand alone SARs.

     Restricted Stock. Restricted Stock may be granted by the Stock Committee to key employees subject to such terms and conditions, if any, as the Stock Committee acting in its absolute discretion deems appropriate. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered during the restricted period. Each grant of Restricted Stock shall be evidenced by a certificate which will specify what rights, if any, a key employee has with respect to such Restricted Stock as well as any condition applicable to the Restricted Stock.

     Non-transferability. No Stock Option, SAR or Restricted Stock will be transferable by a key employee or an outside director other than by will or by the laws of descent and distribution, and any Stock Option or SAR will be exercisable during a key employee's or outside director's lifetime only by the key employee or outside director.

     Amendments to the 1998 Stock Incentive Plan. The 1998 Stock Incentive Plan may be amended by the Board to the extent it deems necessary or appropriate, and the 1998 Stock Incentive Plan may be terminated by the Board at any time. The Company may not modify, amend or cancel any Stock Option, SAR or Restricted Stock previously granted without the consent of the holder of such Stock Option, SAR or Restricted Stock or unless there is a dissolution or liquidation of the Company or a similar transaction.

     Adjustment of Shares. The number, kind or class of shares of Common Stock reserved for issuance under the 1998 Stock Incentive Plan, the number, kind or class of shares of Common Stock subject to Stock Options or SARs granted under the 1998 Stock Incentive Plan, and the option price of the Stock Options and the SAR Value of the SARs, as well as the number, kind or class of shares of Restricted Stock granted under the 1998 Stock Incentive Plan, shall be adjusted by the Stock Committee in an equitable manner to reflect any change in the capitalization of the Company.

     Sale or Merger of the Company. If the Board determines that there has been a contract or tender offer or other transaction or event which seems likely to lead to a change in control (other than a tender offer by the Company or an employee benefit plan established and maintained by the Company), the Board will have the right to take such action, if any, with respect to any or all then outstanding Stock Options, SARs and

Restricted Stock grants under the 1998 Stock Incentive Plan as it deems appropriate under the circumstances to protect the interests of the Company in maintaining the integrity of such grants under the 1998 Stock Incentive Plan, including waiving any conditions to the exercise of such Stock Options, or SARs and any issuance and forfeiture conditions on any Restricted Stock and thereafter canceling such Stock Options, SARs and Restricted Stock grants. The Board will have the right to take different action with respect to different key employees or outside directors or different groups of key employees or outside directors as it deems appropriate under the circumstances.

     Term of the 1998 Stock Incentive Plan. No Stock Option, SAR or Restricted Stock shall be granted under the 1998 Stock Incentive Plan after February 26, 2008 or, if earlier, on the date on which all of the Common Stock reserved under the 1998 Stock Incentive Plan has been issued or no longer is available for use under the 1998 Stock Incentive Plan.

FEDERAL INCOME TAX CONSEQUENCES

     The rules concerning the federal income tax consequences with respect to grants made pursuant to the 1998 Stock Incentive Plan are technical, and reasonable persons may differ on the proper interpretation of such rules. Moreover, the applicable statutory and regulatory provisions are subject to change, as are their interpretations and applications, which may vary in individual circumstances. Therefore, the following discussion is designed to provide only a brief, general summary description of the federal income tax consequences associated with such grants, based on a good faith interpretation of the current federal income tax laws, regulations (including certain proposed regulations) and judicial and administrative interpretations. The following discussion does not set forth (i) any federal tax consequences other than income tax consequences or (ii) any state, local or foreign tax consequences that may apply.

     ISOs. In general, a key employee will not recognize taxable income upon the grant or the exercise of an ISO. For purposes of the alternative minimum tax, however, the key employee will be required to treat an amount equal to the difference between the fair market value of the Common Stock on the date of exercise over the exercise price as an item of adjustment in computing the key employee's alternative minimum taxable income. If the key employee does not dispose of the Common Stock received pursuant to the exercise of the ISO within either (i) two years after the date of the grant of the ISO or (ii) one year after the date of exercise of the ISO, a subsequent disposition of the Common Stock will generally result in long-term capital gain or loss to such individual with respect to the difference between the amount realized on the disposition and the exercise price. The Company will not be entitled to any income tax deduction as a result of such disposition. The Company normally will not be entitled to take an income tax deduction at either the grant or the exercise of an ISO.

     If the key employee disposes of the Common Stock acquired upon exercise of the ISO within either of the above-mentioned time periods, then in the year of such disposition, such individual generally will recognize ordinary income, and the Company will be entitled to an income tax deduction (provided the Company satisfies applicable federal income tax reporting requirements), in an amount equal to the lesser of (i) the excess of the fair market value of the Common Stock on the date of exercise over the exercise price or (ii) the amount realized upon disposition over the exercise price. Any gain in excess of such amount recognized by the key employee or ordinary income would be taxed to such individual as short-term or long-term capital gain (depending on the applicable holding period).

     Non-ISOs. A key employee or an outside director will not recognize any taxable income upon the grant of a Non-ISO, and the Company will not be entitled to take an income tax deduction at the time of such grant. Upon the exercise of a Non-ISO, the key employee or outside director generally will recognize ordinary income and the Company will be entitled to take an income tax deduction (provided the Company satisfies applicable federal income tax reporting requirements) in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the exercise price. Upon a subsequent sale of the Common Stock by the key employee or outside director, such individual will recognize short-term or long-term capital gain or loss (depending on the applicable holding period).

     SARs. A key employee will recognize ordinary income for federal income tax purposes upon the exercise of an SAR under the 1998 Stock Incentive Plan for cash, Common Stock or a combination of cash and Common Stock, and the amount of income that the key employee will recognize will depend on the amount of cash, if any, and the fair market value of the Common Stock, if any, that the key employee receives as a result of such exercise. The Company generally will be entitled to a federal income tax deduction in an amount equal to the ordinary income recognized by the key employee in the same taxable year in which the key employee recognizes such income, if the Company satisfies applicable federal income tax reporting requirements.

     Restricted Stock. A key employee is not subject to any federal income tax upon the grant of Restricted Stock, nor does the grant of Restricted Stock result in an income tax deduction for the Company, unless the restrictions on the stock do not present a substantial risk of forfeiture as defined under
Section 83 of the Code. In the year that the Restricted Stock is no longer subject to a substantial risk of forfeiture, the key employee will recognize ordinary income in an amount equal to the fair market value of the shares of Common Stock transferred to the key employee, generally determined on the date the Restricted Stock is no longer subject to a substantial risk of forfeiture. If a key employee is subject to Section 16(b) of the Exchange Act and cannot sell the Common Stock without being subject to liability under such section, the stock will be treated as subject to a substantial risk of forfeiture. If the Restricted Stock is forfeited, the key employee will recognize no gain.

     A key employee may make an election under Section 83(b) of the Code to recognize the fair market value of the Common Stock as taxable income at the time of grant of the Restricted Stock. If such an election is made, (i) the key employee will not otherwise be taxed in the year that the Restricted Stock is no longer subject to a substantial risk of forfeiture and (ii) if the Restricted Stock is subsequently forfeited, the key employee will be allowed no deduction with respect to such forfeiture. Cash dividends paid to a key employee on shares of Restricted Stock prior to the date the Restricted Stock is no longer subject to a substantial risk of forfeiture or is forfeited are treated as ordinary income of the key employee in the year received. The Company generally will be entitled to a federal income tax deduction equal to the amount of ordinary income recognized by the key employee when such ordinary income is recognized by the key employee, provided the Company satisfies applicable federal income tax reporting requirements. Depending on the period shares of Common Stock are held after receipt by the key employee, the sale or other taxable disposition of such shares will result in short-term or long-term capital gain or loss equal to the difference between the amount realized on such disposition and the fair market value of such shares generally when the Restricted Stock is no longer subject to a substantial risk of forfeiture.

     If approved by the Committee, the Company may lend money to, or guarantee loans by a third party to, any key employee or outside director to finance the exercise of any Stock Option granted under the 1998 Stock Incentive Plan.

     The following table sets forth certain information concerning the grant of options the Board of Directors has previously approved under the 1998 Stock Incentive Plan. Such grants are contingent upon approval of the 1998 Stock Incentive Plan by the shareholders.

                                                                 NUMBER OF
                                                                   STOCK
NAME AND POSITION                                             OPTIONS GRANTED
-----------------                                             ---------------
Michael D. Walts............................................        --
  Director (former Chairman of the Board and Chief Executive
     Officer)
Other Named Executive Officers..............................        --
Executive Group (four persons)..............................    89,500
Non-Executive Director Group................................        --
Non-Executive Officer Employee Group (97 persons)...........   327,503

     THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 1998 STOCK OPTION PLAN. PROXY CARDS EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

                                 PROPOSAL THREE

            REINCORPORATION OF THE COMPANY IN THE STATE OF DELAWARE

INTRODUCTION

     The Board has unanimously approved the Reincorporation Proposal and recommends that the shareholders approve and adopt the Reincorporation Proposal. The Reincorporation Proposal will be effected by merging (the "Merger") the Company with and into Home Choice Holdings, Inc., a Delaware corporation ("Home Choice"), pursuant to an Agreement and Plan of Merger to be entered into between the Company and Home Choice (the "Merger Agreement") (collectively, the "Reincorporation"). A copy of the Merger Agreement is included as Exhibit B to this Proxy Statement. Home Choice is a wholly-owned subsidiary of the Company recently incorporated in Delaware solely for the purpose of effecting the Reincorporation. Home Choice currently has no material assets and no business operations. Upon consummation of the Reincorporation, the Company will merge with and into Home Choice and Home Choice will be the surviving corporation in the Merger.

REASONS FOR THE REINCORPORATION

     The Board believes that the Reincorporation will provide flexibility for both the management and business of the Company. Delaware is recognized both domestically and internationally as a favorable legal and regulatory environment within which to operate. Such an environment will enhance the Company's operations and its ability to effect acquisitions and other transactions. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. In addition, the Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed in the construction of Delaware law, resulting in greater predictability with respect to corporate legal affairs. As such, various major companies have either incorporated or have subsequently reincorporated in Delaware.

     In addition, the management of the Company and the Board have previously determined that the Company should change its corporate name to "Home Choice" to reflect (i) the fact that a substantial majority of the Company's stores operate under the Home Choice name and (ii) the change in management and strategic vision that occurred as a result of the RTO Merger. RTO had already begun to implement a change in store names to "Home Choice" prior the RTO Merger and the Reincorporation will allow the Company to continue that process.

THE MERGER

     The Reincorporation will be effected by the Merger, with Home Choice being the surviving corporation in the Merger. The terms and conditions of the Merger are set forth in the Merger Agreement and the summary of the terms and conditions of the Merger set forth below is qualified by reference to the full text of the Merger Agreement. Upon consummation of the Merger, Home Choice will continue to exist in its present form and the Company will cease to exist. The Reincorporation will change the legal domicile of the Company but will not result in a change in the principal offices, business, management, capitalization, assets or liabilities of the Company. By operation of law, Home Choice will succeed to all of the assets and assume all of the liabilities of the Company. If the Reincorporation Proposal is approved, the Board of Directors of Home Choice will be comprised of the current members of the Board, including the Class III directors who are standing for election at the Annual Meeting.

     After the Merger, the rights of shareholders and the Company's corporate affairs will be governed by the Delaware General Corporation Law (the "DGCL") and by the certificate of incorporation and bylaws of Home Choice, instead of the Indiana Business Corporation Law (the "IBCL") and the articles of incorporation and bylaws of the Company (the "Company Articles" and the "Company Bylaws, respectively"). Certain material differences are discussed below under "Material Differences between Indiana and Delaware Corporate Laws." A copy of the certificate of incorporation (the "Delaware Certificate") and the bylaws (the "Delaware Bylaws") of Home Choice are included as Exhibit C and Exhibit D to this Proxy Statement, respectively. The Company Articles and Company Bylaws and the Delaware Certificate and the Delaware Bylaws are available for inspection by shareholders of the Company at the principal offices of the Company located at 714 E. Kimbrough Street, Mesquite, Texas 75149.

     Upon the effectiveness of the Merger, each outstanding share of Common Stock will be automatically converted into one share of common stock, par value $.01 per share of Home Choice (the "Delaware Common Stock"). Each outstanding certificate representing shares of Common Stock will continue to represent the same number of shares of Delaware Common Stock, and such certificates will be deemed for all corporate purposes to evidence ownership of shares of Delaware Common Stock. IT WILL NOT BE NECESSARY FOR THE COMPANY'S SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF HOME CHOICE. The Delaware Common Stock will continue to be listed on the Nasdaq National Market, without interruption, and NASDAQ will consider the delivery of existing stock certificates of the Company as constituting "good delivery" of stock certificates representing shares of Delaware Common Stock in stock transactions effected after the Merger.

     Following the Merger, the 1998 Stock Incentive Plan, if approved by the shareholders at the Annual Meeting, and the other stock option and stock incentive plans under which the Company (or RTO) has granted options will be continued by Home Choice, and the options granted pursuant to such plans will automatically be converted into options to purchase the same number of shares of Delaware Common Stock at the same exercise price and upon the same terms and conditions as set forth in the options. The Company's other employee benefit plans and arrangements will also be continued by Home Choice upon the same terms and conditions existing before the Merger.

     Consummation of the Merger is subject to the approval of the Company's shareholders. The affirmative vote of the holders of a majority of the votes represented by the outstanding shares of Common Stock, whether or not present at the Annual Meeting, who are entitled to vote at the Annual Meeting is required for the approval and adoption of the Reincorporation Proposal. The Merger is expected to become effective as soon as practicable after shareholder approval is obtained and all other conditions to the Merger have been satisfied, including the receipt of all consents, orders and approvals necessary for consummation of the Merger and the listing of the shares of the Delaware Common Stock on the Nasdaq National Market. Prior to its effectiveness, however, the Merger may be abandoned by the Board if, for any reason, the Board determines that consummation of the Merger is no longer advisable.

     Dissenters' rights are not available to shareholders of the Company with respect to the proposed Merger.

ACCOUNTING TREATMENT OF THE REORGANIZATION

     The Reincorporation will be accounted for as a reorganization of companies under common control in a manner similar to pooling of interests accounting. Therefore, the historical financial statements will be carried forward as if the merging company had been one company.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

     A holder of the Common Stock will not recognize gain or loss in respect of his Common Stock as a result of the Reincorporation. The basis in a share of Home Choice will be the same as the basis in the corresponding share of the Company held immediately prior to the Reincorporation. A shareholder's holding period in a share of Home Choice will include the period during which such shareholder held the corresponding share of the Company, provided such shareholder held the corresponding share as a capital asset at the time of the Reincorporation. In addition, neither the Company nor Home Choice will recognize gain or loss as a result of the Reincorporation, and Home Choice will generally succeed, without adjustment, to the tax attributes of the Company.

     The foregoing summary of federal income tax consequences is included for general information only and does not address all income tax consequences to all of the Company's shareholders. The Company's shareholders are urged to consult their own tax advisors as to the specific tax consequences of the Reincorporation, including the application and effect of state, local and foreign income and other tax laws.

        MATERIAL DIFFERENCES BETWEEN DELAWARE AND INDIANA CORPORATE LAWS

     The following discussion is a brief summary of the material differences between the current rights of the Company's shareholders and the rights of stockholders of Home Choice ("Home Choice Stockholders"). The purpose of this summary is to indicate briefly the differences between holding Common Stock and Delaware Common Stock to the extent such differences are created by state corporation laws applicable to the Company and Home Choice or arise because of differences between the Company Articles and the Company Bylaws and the Delaware Certificate and the Delaware Bylaws.

BOARD OF DIRECTORS

     Alrenco. Article VI of the Company Articles provides that the number of directors (never less than three) shall be fixed from time to time or in the manner provided in the Company Bylaws. The Company Bylaws state that the number of directors shall not be less than three nor more than 18 and may be set by the Board. The Company Articles provide for a classified board of directors with directors divided into three classes with three-year terms of office which expire at different times. Each director is entitled to serve for the longer of the term for which he was elected or until his successor is elected and qualified. Directors may be removed for cause by a majority vote of the shareholders entitled to vote at a shareholder meeting called for that purpose. In addition, Section 6.5 of the Company Articles mandates that an affirmative vote of 80% of the voting power of all the then outstanding capital stock of the Company entitled to vote is required to alter, amend or repeal any provision of
Article VI.

     Home Choice. Section 2.1 of the Delaware Bylaws provides that directors shall be elected annually and shall hold office until their successors are duly elected. In addition, the Delaware Bylaws state that the Board of Directors of Home Choice (the "Home Choice Board") or the Home Choice Stockholders may fix the number of directors; however, that number may never be less than three nor more than 15. Section 141 of the DGCL provides that, unless the corporation has either classes of directors under Section 141(d) or cumulative voting, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of shares then entitled to vote at an election of directors. Section 2.3 of the Delaware Certificate provides that directors may be removed with or without cause by an affirmative vote of a majority of the shareholders entitled to vote at a shareholder meeting called for that purpose. IF THE SHAREHOLDERS APPROVE AND ADOPT THE REINCORPORATION PROPOSAL, ALL MEMBERS OF THE BOARD WILL BECOME MEMBERS OF THE BOARD OF DIRECTORS OF THE HOME CHOICE BOARD AND EACH MEMBER'S TERM WILL EXPIRE AT THE 1999 ANNUAL MEETING OF SHAREHOLDERS.

LIMITATION OF DIRECTOR LIABILITY

     Alrenco. The Company Articles and the Company Bylaws do not contain a specific exculpatory provision regarding director liability. Under Section 23-1-35-1 of the IBCL, directors are required to discharge their duties: (i) in good faith; (ii) with the care an ordinarily prudent person in a like position would exercise under similar circumstances; and (iii) in a manner the directors reasonably believe to be in the best interests of the corporation. However, this section also provides that a director is not liable for any action taken as a director, or any failure to act, unless the director has breached or failed to perform the duties of the director's office in compliance with that section and the breach or failure to perform constitutes willful misconduct or recklessness.
Section 23-1-35-1 does not apply to officers of the Company who are not directors of the Company.

     Home Choice. As permitted by the DGCL, Article 9.1 of the Delaware Certificate provides that directors of Home Choice shall not be liable personally to Home Choice or the Home Choice Stockholders for monetary damages for breach of fiduciary duty as a director except for liability arising out of
(a) any breach of the director's duty of loyalty to Home Choice or the Home Choice Stockholders, (b) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) payment of a dividend or approval of a stock redemption or repurchase in violation of Section 174 of the DGCL, or (d) any transaction from which the director derived an improper personal benefit. This provision protects Home Choice directors against personal liability for monetary damages from breaches of their duty of care. Under Delaware law, absent adoption of Article 9.1, directors can be held liable for gross negligence in connection with decisions made on behalf of the corporation in the performance of their duty of care, but may not be liable for simple negligence. Although Article 9.1 provides Home Choice directors with protection from certain awards of monetary damages for breaches of their duty of care, it does not eliminate the director's duty of care. Accordingly, Article 9.1 has no effect on the availability of certain equitable remedies, such as an injunction, based upon a director's breach of his duty of care. Article 9.1 does not apply to officers of Home Choice who are not directors of Home Choice.

INDEMNIFICATION

     Alrenco.  Under Sections 23-1-37-1, et seq., of the IBCL and as mandated by
Section 7.1 of the Company Articles and Article VI of the Company Bylaws, directors, officers and other employees and individuals may be indemnified against expenses, judgments, fines and actions, suits or proceedings, whether civil, criminal, administrative or investigative, if they (i) acted in good faith and (ii) in the case of conduct in their official capacity with the Company, they reasonably believed their conduct was in the best interests of the Company or, in the other cases, if they reasonably believed their conduct was at least not opposed to the best interest of the Company, and (iii) regarding any criminal action or proceeding, if they had no reasonable cause to believe their conduct was unlawful or if they had reasonable cause to believe their conduct was lawful. To the extent that an officer or director otherwise eligible to be indemnified is wholly successful, on the merits of any claim or otherwise, in the defense of any proceeding, indemnification for expenses actually and reasonably incurred is mandated by the IBCL, unless limited by articles of incorporation.

     A claim, action, suit or proceeding includes any claim, action, suit or proceeding that a person is threatened to be made a party to, or is involved in, because he is or was a director, officer or employee of the Company or of any subsidiary of the Company (or was serving at the request of the Company as a director, officer, trustee, employee or agent of another entity) while serving in such capacity.

     The right to indemnification is not exclusive of any other right which any person may have or acquire by contract or as a matter of law. The Company may execute indemnification agreements which are broader or different than the rights authorized by the Company Articles.

     Home Choice. Under Section 145 of the DGCL, directors, officers, employees and other individuals may be indemnified against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with specified actions, suits or proceedings, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation, including derivative actions -- a "Corporation Action") if they acted in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation, and, regarding any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in the case of Corporation Actions, except that indemnification only extends to expenses (including attorneys' fees) incurred in connection with the defense or settlement of such actions. The DGCL further requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. To the extent that a director or officer is otherwise eligible to be indemnified is successful on the merits of any claim or defense described above, indemnification for expenses (including attorneys' fees) actually and reasonably incurred is mandated by the DGCL.

     Article V of the Delaware Bylaws provides that Home Choice shall indemnify, to the fullest extent authorized by the DGCL, each person who was or is made party to, is threatened to be made a party to, or is involved in, any action, suit or proceeding because he is or was a director or officer of Home Choice, or of any subsidiary of Home Choice, while serving in such capacity, against all expenses, liabilities or loss incurred by such person in connection therewith.

     The right to indemnification is not exclusive of any other right which any person may have or acquire under any statute, any provision of the Delaware Certificate or the Delaware Bylaws, or otherwise. Home Choice is authorized to enter into contracts of indemnification.

ANTITAKEOVER STATUTES

     Alrenco. Chapter 43 of the IBCL prohibits any business combination, such as a merger or consolidation, between an Indiana corporation with 100 or more shareholders with shares of its stock registered under the federal securities laws or which makes an election under the IBCL, and an "interested shareholder" (which is defined generally as any owner of 10% or more of the corporation's outstanding voting stock) for five years after the date on which such shareholder became an interested shareholder unless the business combination or the stock acquisition which caused the person to become an interested shareholder was approved in advance by the corporation's board of directors. This provision of the IBCL is effective even if all parties should subsequently decide that they wish to engage in the business combination. Following the five-year moratorium period, the Indiana corporation may engage in certain business combinations with an interested shareholder only if, among other things, (a) the business combination is approved by the affirmative vote of the holders of a majority of the outstanding voting shares not beneficially owned by the interested shareholder proposing the business combination or (b) the business combination meets certain criteria designed to ensure that the remaining shareholders receive fair consideration for their shares.

     Chapter 42 of the IBCL contains a "control share acquisition" provision which effectively denies voting rights to shares of an "issuing public corporation" acquired in control share acquisitions unless the grant of such voting rights is approved by a majority vote of disinterested shareholders. An issuing public corporation is a corporation that (i) has 100 or more shareholders; (ii) has its principal place of business, its principal office or substantial assets within Indiana; and (iii) either (a) more than 10% of its shareholders are Indiana residents, (b) more than 10% of its shares are owned by Indiana residents, or (c) 10,000 of its shareholders are resident in Indiana. A control share acquisition is one by which a purchasing shareholder acquires more than one-fifth, one-third, or a majority of the voting power of the stock of an issuing public corporation. In addition, if any person proposing to make or who has made "control share acquisitions" does not file an "acquiring person statement" with the issuing public corporation or if the control shares are not accorded full voting rights by other shareholders, and if the articles of incorporation or by-laws of the corporation whose shares are acquired authorize such redemption, the acquired control shares are subject to redemption by the corporation. Finally, if a control share acquisition is made of a majority or more of the corporation's voting stock, and those shares are granted full voting rights, shareholders are granted dissenters' rights.

     Chapter 42 of the IBCL does not apply to the acquisition of shares of an issuing public corporation if the acquisition is consummated (a) before January 8, 1986; (b) pursuant to a contract existing before January 8, 1986; (c) pursuant to the laws of descent and distribution; (d) pursuant to a satisfaction of a pledge or other security interest created in good faith and not for the purposes of circumventing the statute; or (e) pursuant to a merger or plan of share exchange effected in compliance with IBCL 23-1-40 if the issuing public corporation is a party to the agreement of merger or plan of share exchange.

     Home Choice. Section 203 of the DGCL ("Section 203") is similar, but not identical, to Chapter 43 of the IBCL. Section 203, which applies to Home Choice, regulates transactions with major stockholders after they become major stockholders. Section 203 prohibits a Delaware corporation from engaging in mergers, dispositions of 10% or more of its assets, certain issuances of stock and other transactions ("business combinations") with a person or group that owns 15% or more of the voting stock of the corporation (an "interested stockholder") for a period of three years after the interested stockholder crosses the 15% threshold. These restrictions on transactions involving an interested stockholder do not apply if (a) before the interested stockholder owned 15% or more of the voting stock, the board of directors approved the business combination or the transaction that resulted in the person or group becoming an interested stockholder, (b) in the transaction that resulted in the person or group becoming an interested stockholder, the person or group acquired at least 85% of the voting stock other than stock owned by directors who are also officers and certain employee stock plans, or (c) after the person or group became an interested stockholder, the board of directors and at least two-thirds of the voting stock other than stock owned by the interested stockholder approves the business combination at a meeting. The restrictions contained in Section 203 do not apply to Home Choice in connection with the Merger because, under Section 203(b)(4), such restrictions generally do not apply where a corporation does not have a class of voting stock that is (i) listed on a national securities exchange; (ii) authorized for quotation on The Nasdaq Stock Market; or (iii) held of record by more than 2,000 stockholders. The DGCL does not have a statute that is similar to the Indiana control share acquisitions statute.

PREFERRED STOCK

     Alrenco. The Company Articles authorize the Board to determine the preferences, limitations and relative rights of any class or series of Company preferred stock prior to issuance. Each class or series must be designated with a distinguishing designation prior to issuance. The preferred shares shall have preferences, limitations and relative rights identical with those of other shares of the same series.

     Home Choice. The Delaware Certificate authorizes the Home Choice Board to issue shares of its preferred stock (the "Delaware Preferred Stock"), from time to time, in one or more series as the Home Choice Board may determine, and to fix the powers, number of shares, and preferences and rights (including, but not limited to, voting rights, dividend rights, liquidation rights, conversion rights and redemption rights) of each such series of Delaware Preferred Stock. The power of the Home Choice Board to issue Delaware Preferred Stock with voting or other powers, preferences and rights may be used to impede or discourage a takeover attempt.

     Generally, the issuance of Delaware Preferred Stock could (a) result in a class of securities outstanding which will have certain preferences regarding distributions in a liquidation over Delaware Common Stock and might provide for certain rights (whether general, special, conditional or limited) that could dilute the voting rights of Delaware Common Stock and (b) result in dilution of the net income per share and net book value per share relating to Delaware Common Stock. Further, the issuance of any additional shares of Delaware Common Stock, pursuant to any conversion rights granted holders of any Delaware Preferred Stock, may also result in dilution of the voting rights, net income per share and net book value of Delaware Common Stock.

CUMULATIVE VOTING

     Alrenco. Section 23-1-30-9 of the IBCL provides that shareholders do not have the right to cumulate their votes for directors unless a corporation's articles of incorporation so provide. The Company Articles do not provide for cumulative voting in election of directors.

     Home Choice. Section 214 of the DGCL provides that cumulative voting rights, in respect of elections of directors, exist if provided for in a corporation's certificate of incorporation. The Delaware Certificate does not provide for cumulative voting in elections of directors.

ACTION WITHOUT A MEETING

     Alrenco. Under Section 23-1-29-4 of the IBCL, any action required or permitted to be taken at a shareholders' meeting may be taken without a meeting by written consent signed by all of the shareholders entitled to vote on such action.

     Home Choice. Section 228 of the DGCL permits any action required or permitted to be taken at a Home Choice Stockholders' meeting to be taken by written consent signed by the holders of the number of shares that would have been required to effect the action at an actual meeting of the shareholders at which all shares were present and voted. The DGCL also provides that a corporation's certificate of incorporation may restrict or prohibit stockholders' action without a meeting. Section 10 of the Delaware Certificate provides that Home Choice Stockholders may not consent in writing to action without a meeting.

SPECIAL MEETINGS

     Alrenco. Section 23-1-29-2 of the IBCL requires a corporation with more than 50 shareholders to hold a special meeting on call of its board of directors or the person or persons (including, but not limited to, shareholders or officers) specifically authorized to do so by the articles of incorporation or bylaws. The Company Bylaws provide that a special meeting may be called by the Board or by the Chairman of the Board.

     Home Choice. Section 211(d) of the DGCL authorizes the board of directors or those persons authorized by the corporation's certificate of incorporation or by-laws to call a special meeting of the corporation's stockholders. Section 1.2 of the Delaware Bylaws provides that a special meeting may be called by the Chairman of the Board and must be called by the Chairman of the Board at the written request of either the entire Home Choice Board or the executive committee of the Home Choice Board.

VOTING, APPRAISAL RIGHTS AND CORPORATE REORGANIZATIONS

     Alrenco. The IBCL requires a majority vote of shareholders to approve a plan of merger or share exchange. Section 23-1-44-8 of the IBCL does not provide for dissenters' rights for a merger or plan of share exchange by a corporation the shares of which are (a) registered on a United States securities exchange registered under the Exchange Act, or (b) traded on NASDAQ or a similar market.

     Home Choice. The DGCL generally requires a majority vote of stockholders to approve a merger, sale of assets or similar reorganization transaction.
Section 262 of the DGCL does not provide for dissenters' rights of appraisal for
(a) the sale, lease or exchange of all or substantially all of the assets of a corporation, (b) a merger by a corporation, the shares of which are either listed on a national securities exchange or held by more than 2,000 stockholders if such stockholders receive shares of the surviving corporation or of a listed or widely held corporation, or (c) certain mergers not requiring stockholder approval.

AMENDMENT TO BYLAWS

     Alrenco. Article VII of the Company Articles and Article VII of the Company Bylaws provide that the Board may make, alter, amend or repeal the Company Bylaws by a majority vote. IBCL Section 23-1-39-1 provides that only the Board may amend or repeal bylaws unless a corporation's articles of incorporation provide otherwise.

     Home Choice. Section 109 of the DGCL places the power to adopt, amend or repeal bylaws in the corporation's stockholders, but permits the corporation, in its certificate of incorporation, also to vest such power with the board of directors. Although the Home Choice Board has been vested with such authority pursuant to Section 6.7 of the Delaware Certificate, Home Choice Stockholders' power to adopt, amend or repeal by-laws remains unrestricted.

PREEMPTIVE RIGHTS

     Alrenco. IBCL Section 23-1-27-1 provides that the shareholders of a corporation do not have a preemptive right to acquire a corporation's unissued shares except to the extent the articles of incorporation so provide. Article V of the Company Articles provides that the Company's shareholders shall have no preemptive rights.

     Home Choice. Under Section 102 of the DGCL, no statutory preemptive rights will exist, unless a corporation's certificate of incorporation specifies otherwise. The Delaware Certificate does not provide for any such preemptive rights.

DIVIDEND RIGHTS

     Alrenco. The IBCL does not permit dividend distributions if, after giving effect to the proposed dividend, (a) the corporation would be unable to pay its debts as they become due in the usual course of business, or (b) the corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights (if any) of shareholders whose preferential rights are superior to those of shareholders receiving the distribution.

     Home Choice. Delaware corporations may pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which declared and/or the preceding fiscal year. Section 170 of the DGCL also provides that dividends may not be paid out of net profits if, after the payment of the dividend, capital is less than the capital represented by the outstanding stock of all classes having a preference upon the distribution of assets.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE REINCORPORATION PROPOSAL. PROXY CARDS EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

                             SHAREHOLDER PROPOSALS


     Any proposals of shareholders intended to be presented at the Company's 1999 Annual Meeting of Shareholders must be received by the Company for inclusion in the proxy statement and form of proxy relating to such meeting not later than December 28, 1998. It is suggested that proponents submit their proposals by certified mail, return receipt requested. Detailed information for submitting resolutions will be provided upon written request to the Secretary of the Company, Alrenco, Inc., 714 E. Kimbrough Street, Mesquite, Texas 75149.


                                 OTHER MATTERS

     Management does not intend to present any other items of business and knows of no other matters that will be brought before the Annual Meeting. However, if any additional matters are properly brought before the Annual Meeting, the persons named in the enclosed proxy shall vote the proxies in their discretion in the manner they believe to be in the best interests of the Company. The accompanying form of proxy has been prepared at the direction of the Board and is sent to you at the request of the Board. The proxies named therein have been designated by your Board.

     Grant Thornton LLP has audited the accounts of the Company for fiscal year 1997. On February 26, 1998, immediately following the RTO Merger, the Board replaced Grant Thornton LLP as the principal independent auditor of the Company and appointed Coopers & Lybrand L.L.P. to continue in that capacity for the Company's fiscal year ending December 31, 1998. Grant Thornton LLP will continue to serve as the independent auditor with respect to the Company's financial statements for the fiscal year ended December 31, 1997.

     Neither of the reports of Grant Thornton LLP on the financial statements of the Company for the fiscal years ended December 31, 1995, 1996 and 1997 contained an adverse opinion or a disclaimer of an opinion or was qualified or modified as to uncertainty, audit scope or accounting principles. During the two fiscal years ended December 31, 1997, and during the interim period preceding February 26, 1998, (i) there were no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure and (ii) there were no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K).

     A representative of Coopers & Lybrand L.L.P. will be present at the Annual Meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.

                                                                       EXHIBIT A

                                 ALRENCO, INC.

                           1998 STOCK INCENTIVE PLAN

                               TABLE OF CONTENTS

                                                                                   PAGE
                                                                                   ----
  sec. 1  PURPOSE................................................................   A-4

  sec. 2  DEFINITIONS............................................................   A-4
               2.1   Affiliate...................................................   A-4
               2.2   Alrenco.....................................................   A-4
               2.3   Board.......................................................   A-4
               2.4   Change in Control...........................................   A-4
               2.5   Code........................................................   A-4
               2.6   Committee...................................................   A-4
               2.7   Effective Date of this Plan.................................   A-4
               2.8   Fair Market Value...........................................   A-4
               2.9   ISO.........................................................   A-5
               2.10  Key Employee................................................   A-5
               2.11  1933 Act....................................................   A-5
               2.12  1934 Act....................................................   A-5
               2.13  Non-ISO.....................................................   A-5
               2.14  Option......................................................   A-5
               2.15  Option Certificate..........................................   A-5
               2.16  Option Price................................................   A-5
               2.17  Outside Director............................................   A-5
               2.18  Parent......................................................   A-5
               2.19  Plan........................................................   A-5
               2.20  Restricted Stock............................................   A-5
               2.21  Restricted Stock Certificate................................   A-5
               2.22  Rule 16b-3..................................................   A-5
               2.23  Stock.......................................................   A-5
               2.24  SAR Value...................................................   A-5
               2.25  Stock Appreciation Right....................................   A-5
               2.26  Stock Appreciation Right Certificate........................   A-5
               2.27  Subsidiary..................................................   A-6
               2.28  Ten Percent Shareholder.....................................   A-6

  sec. 3  SHARES SUBJECT TO OPTIONS, RESTRICTED STOCK GRANTS OR STOCK
          APPRECIATION RIGHTS....................................................   A-6

  sec. 4  EFFECTIVE DATE.........................................................   A-6

  sec. 5  COMMITTEE..............................................................   A-6

  sec. 6  ELIGIBILITY AND ANNUAL CAPS............................................   A-6

  sec. 7  GRANT OF OPTIONS TO KEY EMPLOYEES......................................   A-7
               7.1   Committee Action............................................   A-7
               7.2   $100,000 Limit..............................................   A-7
               7.3   Option Price................................................   A-7
               7.4   Exercise Period.............................................   A-7

  sec. 8  GRANT OF OPTIONS TO OUTSIDE DIRECTORS..................................   A-8
               8.1   Newly-Elected Outside Directors.............................   A-8
               8.2   Ongoing Outside Directors...................................   A-8
               8.3   Exercise Period.............................................   A-8
               8.4   Option Certificate..........................................   A-8

                                                                                   PAGE
                                                                                   ----
  sec. 9   RESTRICTED STOCK......................................................   A-8
               9.1   Committee Action............................................   A-8
               9.2   Conditions..................................................   A-8
                     (a) Stock Issuance Conditions...............................   A-8
                     (b) Grants Subject to Forfeiture............................   A-9
               9.3   Dividends and Voting Rights.................................   A-9
               9.4   Satisfaction of All Conditions..............................   A-9
               9.5   Section 162(m)..............................................   A-9

  sec. 10  STOCK APPRECIATION RIGHTS.............................................   A-9
               10.1  Committee Action............................................   A-9
               10.2  Terms and Conditions........................................   A-9
                     (a) Stock Appreciation Right Certificate....................   A-9
                     (b) Option Certificate......................................   A-9
               10.3  Exercise....................................................  A-10

  sec. 11  NONTRANSFERABILITY....................................................  A-10

  sec. 12  SECURITIES REGISTRATION AND RESTRICTIONS..............................  A-10

  sec. 13  LIFE OF PLAN..........................................................  A-11

  sec. 14  ADJUSTMENT............................................................  A-11
               14.1  Capital Structure...........................................  A-11
               14.2  Mergers.....................................................  A-11
               14.3  Fractional Shares...........................................  A-11

  sec. 15  CHANGE IN CONTROL.....................................................  A-11

  sec. 16  AMENDMENT OR TERMINATION..............................................  A-12

  sec. 17  MISCELLANEOUS.........................................................  A-12
               17.1  No Shareholder Rights.......................................  A-12
               17.2  No Contract of Employment or Right to Continue Service......  A-12
               17.3  Withholding.................................................  A-12
               17.4  Loans.......................................................  A-13
               17.5  Rule 16b-3..................................................  A-13
               17.6  Construction................................................  A-13

                                     sec. 1

                                    PURPOSE

     The purpose of this Plan is to promote the interests of Alrenco by authorizing the Committee to grant Options to Key Employees and Outside Directors and to grant Restricted Stock and Stock Appreciation Rights to Key Employees in order (1) to attract and retain Key Employees and Outside Directors, (2) to provide an additional incentive to each Key Employee and Outside Director to work to increase the value of Stock and (3) to provide each Key Employee and Outside Director with a stake in the future of Alrenco which corresponds to the stake of each of Alrenco's shareholders.

                                     sec. 2

                                  DEFINITIONS

     2.1 Affiliate -- means any organization (other than a Subsidiary) that would be treated as under common control with Alrenco under sec. 414(c) of the Code if "50 Percent" were substituted for "80 Percent" in the income tax regulations under sec. 414(c) of the Code.

     2.2 Alrenco -- means Alrenco, Inc. and any successor to Alrenco, Inc.

     2.3 Board -- means the Board of Directors of Alrenco, Inc.

     2.4 Change in Control -- means a change in control of Alrenco of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the 1934 Act as in effect on the effective date of this Plan, provided that such a change in control shall be deemed to have occurred at such time after the Effective Date of this Plan as (i) any "person" (as that term is used in Sections 12(d) and 14(d)(2) of the 1934 Act), becomes after the Effective Date of this Plan the beneficial owner (as defined in Rule 13d-3 under the 1934 Act) directly or indirectly, of securities representing 20% of more of the combined voting power for election of directors of the then outstanding securities of Alrenco or any successor of Alrenco; (ii) during any period of two consecutive years or less commencing after the Effective Date of this Plan, individuals who at the beginning of such period constitute the Board cease, for any reason, to constitute at least a majority of the Board, unless the election or nomination for election of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; (iii) the shareholders of Alrenco approve after the Effective Date of this Plan any merger, consolidation or share exchange as a result of which the common stock of Alrenco shall be changed, converted or exchanged (other than through a merger with a wholly-owned subsidiary of Alrenco or a reincorporation for the purpose of re-domesticating in another state), or any dissolution or liquidation of Alrenco or any sale or disposition of 50% or more of the assets or business of Alrenco; or (iv) the shareholders of Alrenco approve after the Effective Date of this Plan any merger or consolidation to which Alrenco is a party or a share exchange in which Alrenco shall exchange its shares for shares of another corporation as a result of which the persons who were shareholders of Alrenco immediately prior to the effective date of the merger, consolidation or share exchange shall have beneficial ownership of less than 50% of the combined voting power for election of directors of the surviving corporation following the effective date of such merger, consolidation or share exchange.

     2.5 Code -- means the Internal Revenue Code of 1986, as amended.

     2.6 Committee -- means the Compensation Committee of the Board or such other committee determined by the Board which in each case shall have at least 2 members, each of whom shall be appointed by and shall serve at the pleasure of the Board and shall come within the definition of a "non-employee director" under Rule 16b-3 and an "outside director" under sec. 162(m) of the Code.

     2.7 Effective Date of this Plan -- shall be as defined in sec. 4 hereof.

     2.8 Fair Market Value -- means with respect to the Fair Market Value of Stock on any day (1) the closing price at the end of the immediately preceding business day for a share of Stock as reported by The Wall Street Journal (a) under the New York Stock Exchange Composite Transactions if Stock is traded on the New York Stock Exchange or, if Stock is otherwise publicly traded, (b) under the quotation system under which such closing price is reported or, if The Wall Street Journal no longer reports such closing price, such closing price as reported by a newspaper or trade journal selected by the Committee or, if no such closing price is available for such date (2) such closing price as so reported in accordance with sec. 2.8(1) for the business day immediately preceding such date or, if no newspaper or trade journal reports such closing price or if no such price quotation is available or if Stock is not publicly traded or if the Committee determines that the price determined under sec. 2.8(1) or sec. 2.8(2) does not fairly reflect fair market value, (3) the price which the Committee acting in good faith determines through any reasonable valuation method that a share of Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.

     2.9 ISO -- means an option granted under this Plan to purchase Stock which is intended to satisfy the requirements of sec. 422 of the Code.

     2.10 Key Employee -- means an employee of Alrenco or any Subsidiary or Parent or Affiliate who, in the judgment of the Committee acting in its absolute discretion, is a key to the success of Alrenco.

     2.11 1933 Act -- means the Securities Act of 1933, as amended.

     2.12 1934 Act -- means the Securities Exchange Act of 1934, as amended.

     2.13 Non-ISO -- means an option granted under this Plan to purchase Stock which is intended to fail to satisfy the requirements of sec. 422 of the Code.

     2.14 Option -- means an ISO or a Non-ISO which is granted under sec. 7 or sec. 8 of this Plan.

     2.15 Option Certificate -- means the written agreement or instrument which sets forth the terms and conditions of an Option granted to a Key Employee or Outside Director under this Plan.

     2.16 Option Price -- means the price which shall be paid to purchase one share of Stock upon the exercise of an Option granted under this Plan.

     2.17 Outside Director -- means a director who is not an employee of Alrenco or a Parent or Subsidiary or Affiliate of Alrenco.

     2.18 Parent -- means any corporation which is a parent of Alrenco within the meaning of sec. 424(e) of the Code.

     2.19 Plan -- means this Alrenco, Inc. 1998 Stock Incentive Plan as effective as of the date adopted by the Board in 1998 and as amended from time to time thereafter.

     2.20 Restricted Stock -- means Stock granted to a Key Employee under sec. 9 of this Plan.

     2.21 Restricted Stock Certificate -- means the written agreement or instrument which sets forth the terms and conditions of a Restricted Stock grant to a Key Employee.

     2.22 Rule 16b-3 -- means the exemption under Rule 16b-3 to Section 16b of the 1934 Act or any successor to such rule.

     2.23 Stock -- means the no par value common stock of Alrenco.

     2.24 SAR Value -- means the value assigned by the Committee to a share of Stock in connection with the grant of a Stock Appreciation Right under sec. 10.

     2.25 Stock Appreciation Right -- means a right to receive the appreciation in a share of Stock which is granted under sec. 10 of this Plan either as part of an Option or independent of any Option.

     2.26 Stock Appreciation Right Certificate -- means the written agreement or instrument which sets forth the terms and conditions of a Stock Appreciation Right which is granted to a Key Employee independent of an Option.

     2.27 Subsidiary -- means any corporation which is a subsidiary corporation (within the meaning of sec. 424(f) of the Code) of Alrenco.

     2.28 Ten Percent Shareholder -- means a person who owns (after taking into account the attribution rules of sec. 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of either Alrenco, a Subsidiary or Parent.

                                     sec. 3

SHARES SUBJECT TO OPTIONS, RESTRICTED STOCK GRANTS OR STOCK APPRECIATION RIGHTS

     Subject to adjustment made pursuant to sec. 14, there shall be 1,000,000 shares of Stock reserved for use under this Plan. Such shares of Stock shall be reserved to the extent that Alrenco deems appropriate from authorized but unissued shares of Stock and from shares of Stock which have been reacquired by Alrenco. Any shares of Stock subject to an Option which remain unissued after the cancellation or expiration of such Option, any shares of Restricted Stock which are forfeited or canceled and any shares of Stock subject to a Stock Appreciation Right with respect to which no exercise has been made under sec. 10 before the cancellation or expiration of such Stock Appreciation Right thereafter shall again become available for use under this Plan, but any shares of Stock used to exercise an Option or to satisfy a withholding obligation shall not again be available for use under this Plan.

                                     sec. 4

                                 EFFECTIVE DATE

     The Effective Date of this Plan shall be February 27, 1998, provided Alrenco's shareholders (acting at a duly called meeting of such shareholders) approve this Plan within twelve (12) months after the Effective Date of this Plan. Any Option or Restricted Stock or Stock Appreciation Right granted before such shareholder approval automatically shall be granted subject to such approval.

                                     sec. 5

                                   COMMITTEE

     This Plan shall be administered by the Committee. Subject to the right of the Board to take the actions contemplated by sec. 8, the Committee acting in its absolute discretion shall exercise such powers and take such action as expressly called for under this Plan and, further, the Committee shall have the power to interpret this Plan and to take such other action in the administration and operation of this Plan as the Committee deems equitable under the circumstances, which action shall be binding on Alrenco, on each affected Key Employee and Outside Director and on each other person directly or indirectly affected by such action.

                                     sec. 6

                          ELIGIBILITY AND ANNUAL CAPS

     Only Key Employees who are employed by Alrenco or a Subsidiary or a Parent shall be eligible for the grant of ISOs under this Plan, and Key Employees and Outside Directors shall be eligible for the grant of Non-ISOs under this Plan. Only Key Employees shall be eligible for the grant of Restricted Stock or Stock Appreciation Rights under this Plan. Subject to adjustments made pursuant to sec. 14, no Key Employee in any calendar year shall be granted an Option to purchase more than 250,000 shares of Stock or a Stock Appreciation Right with respect to more than 250,000 shares of Stock.

                                     sec. 7

                       GRANT OF OPTIONS TO KEY EMPLOYEES

     7.1 Committee Action. The Committee acting in its absolute discretion shall have the right to grant an Option to a Key Employee under this Plan from time to time to purchase shares of Stock and, further, shall have the right to grant a new Option to a Key Employee in exchange for the cancellation of an outstanding Option granted to such Key Employee which has a higher or lower Option Price. Each grant of an Option shall be evidenced by an Option Certificate, and each Option Certificate shall

          (a) specify whether the Option is an ISO or Non-ISO, and

          (b) incorporate such other terms and conditions as the Committee acting in its absolute discretion deems consistent with the terms of this Plan, including (without limitation) a limitation on the number of shares subject to the Option which first become exercisable on any date or a Stock Appreciation Right which is a part of such Option.

If the Committee grants an ISO and a Non-ISO to a Key Employee on the same date, the right of the Key Employee to exercise the ISO shall not be conditioned on his or her failure to exercise the Non-ISO.

     7.2 $100,000 Limit. The aggregate Fair Market Value of the shares of Stock subject to ISOs and other incentive stock options (which satisfy the requirements under sec. 422 of the Code) granted to a Key Employee under this Plan and under any other stock option plan adopted by Alrenco, a Subsidiary or Parent which first become exercisable in any calendar year shall not exceed $100,000. Such Fair Market Value figure shall be determined by the Committee on the date the ISO or other incentive stock option is granted. The Committee shall interpret and administer the limitation set forth in this sec. 7.2 in accordance with sec. 422(d) of the Code, and the Committee shall treat this sec. 7.2 as in effect only for those periods for which sec. 422(d) of the Code is in effect.

     7.3 Option Price. The Option Price for each share of Stock subject to an ISO or Non-ISO granted to a Key Employee shall be no less than the Fair Market Value of a share of Stock determined on the date the ISO or Non-ISO is granted unless the Option is an ISO and the Option is granted to a Key Employee who is a Ten Percent Shareholder, in which event the Option Price for each share of Stock subject to such ISO shall be no less than 110% of the Fair Market Value of a share of Stock determined on the date the ISO is granted. The Option Price shall be payable in full upon the exercise of any Option, and an Option Certificate at the discretion of the Committee may provide for the payment of the Option Price either in cash (which may in the discretion of the Committee be provided through a loan or other extension of credit) or in Stock which has been held by the Key Employee for at least 6 months or in any combination of cash and such Stock. If an Option Certificate allows the payment of the Option Price in whole or in part in Stock, such payment shall be made in Stock acceptable to the Committee. Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock on the date the properly endorsed certificate for such Stock is delivered to the Committee.

     7.4 Exercise Period. Each Option granted to a Key Employee under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Option Certificate, but no Option Certificate shall

          (a) make an Option exercisable before the end of the six month period which starts on the date such Option is granted, or

          (b) make an Option exercisable on or after the earliest of the

             (1) the date which is the fifth anniversary of the date the Option is granted, if the Option is an ISO and the Key Employee is a Ten Percent Shareholder on the date the Option is granted, or

             (2) the date which is the tenth anniversary of the date such Option is granted, if such Option is granted to a Key Employee who is not a Ten Percent Shareholder on the date the Option is granted or if such Option is a Non-ISO.

An Option Certificate may provide for the exercise of an Option after the employment of a Key Employee has terminated for any reason whatsoever, including death, disability or retirement.

                                     sec. 8

                     GRANT OF OPTIONS TO OUTSIDE DIRECTORS

     8.1 Newly-Elected Outside Directors. Each person who is first elected to serve as an Outside Director by the Board of Directors or at any annual or special meeting of Alrenco's shareholders held after the Effective Date of this Plan shall as of the date of his or her election automatically be granted a Non-ISO under this Plan to purchase 16,881 shares of Stock at an Option Price equal to the Fair Market Value of a share of Stock on the date of such grant; provided, however, that the Board may postpone the date of the grant of such Non-ISO if the Board determines that such postponement is in the best interest of Alrenco.

     8.2 Ongoing Outside Directors. Each person who is granted a Non-ISO under sec. 8.1 and who is an Outside Director on an anniversary of the date of such grant shall automatically be granted on such anniversary date a Non-ISO to purchase 4,220 shares of Stock at an Option Price equal to the Fair Market Value of a share of Stock on the date of such grant; provided, however, that no Non-ISO shall be granted to an Outside Director under this sec. 8.2 after the fourth anniversary of the date the Outside Director was granted a Non-ISO under sec. 8.1.

     8.3 Exercise Period. Subject to any special exercise rules set forth in an Option Certificate evidencing the grant of a Non-ISO to an Outside Director under this sec. 8, an Outside Director's right to exercise a Non-ISO granted to him or her under this sec. 8 shall start at the end of the six month period which starts on the date he or she is granted such Non-ISO under this sec. 8. Thereafter, the Outside Director may exercise the Non-ISO as to 100% of the shares of Stock covered by the Non-ISO on such grant date until the end of the exercise period set forth in the Option Certificate; provided, however, that no Option Certificate shall make a Non-ISO exercisable after the date which is the tenth anniversary of the date the Non-ISO is granted.

     8.4 Option Certificate. Each Non-ISO granted to an Outside Director shall be evidenced by an Option Certificate. Each Option Certificate shall incorporate such terms and conditions as the Committee deems necessary or appropriate. An Option Certificate may provide for the exercise of a Non-ISO after an Outside Director ceases to serve as an Outside Director for any reason whatsoever, including death, disability or retirement.

                                     sec. 9

                                RESTRICTED STOCK

     9.1 Committee Action. The Committee acting in its absolute discretion shall have the right to grant Restricted Stock to a Key Employee under this Plan from time to time and, further, shall have the right to make a new Restricted Stock grant to a Key Employee in exchange for the cancellation of an outstanding Restricted Stock grant to such Key Employee. Each Restricted Stock grant shall be evidenced by a Restricted Stock Certificate, and each Restricted Stock Certificate shall set forth the conditions, if any, under which Stock will be issued in the name of the Key Employee and the conditions, if any, under which the Key Employee's interest in such Stock will become nonforfeitable.

     9.2 Conditions.

     (a) Stock Issuance Conditions. The Committee acting in its absolute discretion may make the issuance of Restricted Stock in the name of a Key Employee subject to the satisfaction of one, or more than one, condition which the Committee deems appropriate under the circumstances, and the related Restricted Stock Certificate shall set forth each such condition, if any, and the deadline, if any, for satisfying each such condition or the expiration date, if any, for each such condition. Stock shall be issued in the name of a Key Employee only after each such condition, if any, has been satisfied or has expired in accordance with the terms of the related Restricted Stock Certificate, and upon issuance such Stock shall be held by Alrenco (or

Alrenco's delegate) pending the satisfaction or expiration of the forfeiture conditions, if any, set forth in the related Restricted Stock Certificate.

     (b) Grants Subject to Forfeiture. The Committee acting in its absolute discretion may make Restricted Stock issued in the name of a Key Employee subject to forfeiture upon a failure to satisfy one, or more than one, condition which the Committee acting in its absolute discretion deems appropriate under the circumstances, and the related Restricted Stock Certificate shall set forth each such forfeiture condition, if any, and the related deadline, if any, for satisfying each such forfeiture condition or the expiration date, if any, for each such condition. Stock issued in the name of a Key Employee shall be forfeited unless each such forfeiture condition, if any, has been satisfied or has expired in accordance with the terms of the related Restricted Stock Certificate.

     9.3 Dividends and Voting Rights. Each Restricted Stock Certificate shall specify what rights, if any, a Key Employee shall have with respect to the Stock issued in the name of a Key Employee, including rights to receive dividends and to vote, pending the forfeiture of such Stock or the satisfaction or expiration of each forfeiture condition, if any, with respect to such Stock. Furthermore, the Committee may grant dividend equivalent rights on Restricted Stock while such Stock remains subject to an issuance condition under sec. 9.2(a) under which cash equivalent to a dividend shall be paid to the Key Employee by Alrenco when a dividend is paid, and any such dividend equivalent right shall be set forth in the related Restricted Stock Certificate.

     9.4 Satisfaction of All Conditions. A share of Stock issued in the name of a Key Employee shall cease to be Restricted Stock at such time as a Key Employee's interest in such Stock becomes nonforfeitable, and the certificate representing such share shall be released by Alrenco (or Alrenco's delegate) and transferred to the Key Employee as soon as practicable thereafter.

     9.5 Section 162(m). Except where the Committee deems it in the best interests of Alrenco, the Committee shall use its best efforts to grant Restricted Stock either (1) subject to at least one condition which can result in the Restricted Stock qualifying as "performance-based compensation" under sec. 162(m) of the Code if the shareholders of Alrenco approve such condition and the Committee takes such other action as the Committee deems necessary or appropriate for such grant to qualify under sec. 162(m) of the Code or (2) under such other circumstances as the Committee deems likely to result in an income tax deduction for the grant.

                                    sec. 10

                           STOCK APPRECIATION RIGHTS

     10.1 Committee Action. The Committee acting in its absolute discretion shall have the right to grant a Stock Appreciation Right to a Key Employee under this Plan from time to time, and each Stock Appreciation Right grant shall be evidenced by a Stock Appreciation Right Certificate or, if such Stock Appreciation Right is granted as part of an Option, shall be evidenced by the Option Certificate for the related Option.

     10.2 Terms and Conditions.

     (a) Stock Appreciation Right Certificate. If a Stock Appreciation Right is evidenced by a Stock Appreciation Right Certificate, such certificate shall set forth the number of shares of Stock to which the Key Employee has the right to appreciation and the SAR Value of each share of Stock. Such SAR Value shall be no less than the Fair Market Value of a share of Stock determined on the date that the Stock Appreciation Right is granted. The Stock Appreciation Right Certificate shall set forth such other terms and conditions for the exercise of the Stock Appreciation Right as the Committee deems appropriate under the circumstances, but no Stock Appreciation Right Certificate shall make a Stock Appreciation Right exercisable on or after the date which is the tenth anniversary of the date such Stock Appreciation Right is granted.

     (b) Option Certificate. If a Stock Appreciation Right is evidenced by an Option Certificate, the SAR Value for each share of Stock subject to the Stock Appreciation Right shall be the Option Price for the related Option. Each such Option Certificate shall provide that the exercise of the Stock Appreciation Right with respect to any share of Stock shall cancel the Key Employee's right to exercise his or her Option with respect to such share and, conversely, that the exercise of the Option with respect to any share of Stock shall cancel the Key Employee's right to exercise his or her Stock Appreciation Right with respect to such share. A Stock Appreciation Right which is granted as part of an Option shall be exercisable only while the related Option is exercisable. The Option Certificate shall set forth such other terms and conditions for the exercise of the Stock Appreciation Right as the Committee deems appropriate under the circumstances.

     10.3 Exercise. A Stock Appreciation Right shall be exercisable only when the Fair Market Value of a share of Stock subject to such Stock Appreciation Right exceeds the SAR Value for such share, and the payment due on exercise shall be based on such excess with respect to the number of shares of Stock to which the exercise relates. A Key Employee upon the exercise of his or her Stock Appreciation Right shall receive a payment from Alrenco in cash or in Stock, or in a combination of cash and Stock, and any payment in Stock shall be based on the Fair Market Value of a share of Stock determined on the date the Stock Appreciation Right is exercised. The Committee acting in its absolute discretion shall have the right to determine the form and time of any payment under this sec. 10.3.

                                    sec. 11

                               NONTRANSFERABILITY

     No Option, Restricted Stock or Stock Appreciation Right shall be transferable by a Key Employee or an Outside Director other than by will or by the laws of descent and distribution, and any Option or Stock Appreciation Right shall be exercisable during a Key Employee's or Outside Director's lifetime only by the Key Employee or Outside Director. The person or persons to whom an Option or Restricted Stock or Stock Appreciation Right is transferred by will or by the laws of descent and distribution thereafter shall be treated as the Key Employee or Outside Director.

                                    sec. 12

                    SECURITIES REGISTRATION AND RESTRICTIONS

     Each Option Certificate, Restricted Stock Certificate and Stock Appreciation Right Certificate shall provide that, upon the receipt of shares of Stock as a result of the exercise of an Option or a Stock Appreciation Right or the satisfaction or expiration of the forfeiture conditions, if any, on any Restricted Stock, the Key Employee or Outside Director shall, if so requested by Alrenco, agree to hold such shares of Stock for investment and not with a view of resale or distribution to the public and, if so requested by Alrenco, shall deliver to Alrenco a written statement satisfactory to Alrenco to that effect. Each Option Certificate, Restricted Stock Certificate and Stock Appreciation Right Certificate also shall provide that, if so requested by Alrenco, the Key Employee or Outside Director shall make a written representation to Alrenco that he or she will not sell or offer for sale any of such Stock unless a registration statement shall be in effect with respect to such Stock under the 1933 Act and any applicable state securities law or he or she shall have furnished to Alrenco an opinion in form and substance satisfactory to Alrenco of legal counsel satisfactory to Alrenco that such registration is not required. Certificates representing the Stock transferred upon the exercise of an Option or Stock Appreciation Right or upon the lapse of the forfeiture conditions, if any, on any Restricted Stock may at the discretion of Alrenco bear a legend to the effect that such Stock has not been registered under the 1933 Act or any applicable state securities law and that such Stock cannot be sold or offered for sale in the absence of an effective registration statement as to such Stock under the 1933 Act and any applicable state securities law or an opinion in form and substance satisfactory to Alrenco of legal counsel satisfactory to Alrenco that such registration is not required.

                                    sec. 13

                                  LIFE OF PLAN

     No Option, Restricted Stock or Stock Appreciation Right shall be granted under this Plan on or after the earlier of

          (a) the tenth anniversary of the Effective Date of this Plan, at which point this Plan shall continue in effect only until all then outstanding Options and Stock Appreciation Rights have been exercised in full or no longer are exercisable and all then outstanding Restricted Stock grants have been forfeited or the forfeiture conditions, if any, with respect to such grants have been satisfied or expired, or

          (b) the date on which all of the Stock reserved under sec. 3 of this Plan has (as a result of the exercise of Options or Stock Appreciation Rights or the satisfaction or expiration of the forfeiture conditions, if any, on all Restricted Stock) been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on such date.

                                    sec. 14

                                   ADJUSTMENT

     14.1 Capital Structure. The number, kind or class of shares of Stock reserved under sec. 3 of this Plan and the number, kind or class of shares of Stock subject to Options or Stock Appreciation Rights granted under this Plan and the Option Price of such Options and the SAR Value of such Stock Appreciation Rights as well as the number, kind or class of shares of Restricted Stock granted under this Plan shall be adjusted by the Committee in an equitable manner to reflect any change in the capitalization of Alrenco, including, but not limited to, such changes as stock dividends or stock splits.

     14.2 Mergers. The Committee as part of any corporate transaction described in sec. 424(a) of the Code shall have the right to adjust (in any manner which the Committee in its discretion deems consistent with sec. 424(a) of the Code) the number, kind or class (or any combination thereof) of shares of Stock reserved under sec. 3 of this Plan. Furthermore, the Committee as part of any corporate transaction described in sec. 424(a) of the Code shall have the right to adjust (in any manner which the Committee in its discretion deems consistent with sec. 424(a) of the Code) the number, kind or class (or any combination thereof) of shares of Stock underlying any Restricted Stock grants previously made under this Plan and any related grant conditions and forfeiture conditions, and the number, kind or class (or any combination thereof) of shares subject to Option and Stock Appreciation Right grants previously made under this Plan and the related Option Price and SAR Value for each such Option and Stock Appreciation Right, and, further, shall have the right (in any manner which the Committee in its discretion deems consistent with sec. 424(a) of the Code) to make Restricted Stock, Option and Stock Appreciation Right grants to effect the assumption of, or the substitution for, restricted stock, option and stock appreciation right grants previously made by any other corporation to the extent that such corporate transaction calls for such substitution or assumption of such restricted stock, option or appreciation right grants.

     14.3 Fractional Shares. If any adjustment under this sec. 14 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Option or Stock Appreciation Right grants and Restricted Stock grants shall be the next lower number of shares of Stock, rounding all fractions downward. An adjustment made under this sec. 14 by the Committee shall be conclusive and binding on all affected persons.

                                    sec. 15

                               CHANGE IN CONTROL

     If the Board determines that there has been a contract or tender offer or other transaction or event which seems likely to lead to a Change in Control (other than a tender offer by Alrenco or an employee benefit plan established and maintained by Alrenco), the Board thereafter shall have the right to take such action, if any, with respect to any or all then outstanding Options, Stock Appreciation Rights and Restricted Stock grants under this Plan as the Board deems appropriate under the circumstances to protect the interests of Alrenco in maintaining the integrity of such grants under this Plan, including waiving any conditions to the exercise of such Options and Stock Appreciation Rights and any issuance and forfeiture conditions on any Restricted Stock and thereafter canceling such Options, Stock Appreciation Rights and Restricted Stock grants. The Board shall have the right to take different action under this sec. 15 with respect to different Key Employees or Outside Directors or different groups of Key Employees or Outside Directors, as the Board deems appropriate under the circumstances.

                                    sec. 16

                            AMENDMENT OR TERMINATION

     This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate. The Board also may suspend the granting of Options or Stock Appreciation Rights or Restricted Stock under this Plan at any time and may terminate this Plan at any time; provided, however, Alrenco shall not have the right unilaterally to modify, amend or cancel any Option, Stock Appreciation Right or Restricted Stock granted before such suspension or termination except (1) with the written consent of the Key Employee or Outside Director to such modification, amendment or cancellation,
(2) in the event of a change in the capitalization of Alrenco or other transaction described in sec. 14 of this Plan or upon the occurrence of an event described in sec. 15 of this Plan or (3) in the event of a dissolution or liquidation of Alrenco.

                                    sec. 17

                                 MISCELLANEOUS

     17.1 No Shareholder Rights. No Key Employee or Outside Director shall have any rights as a shareholder of Alrenco as a result of the grant of an Option or a Stock Appreciation Right to him or to her under this Plan or his or her exercise of such Option or a Stock Appreciation Right pending the actual delivery of Stock subject to such Option or Stock Appreciation Right to such Key Employee or Outside Director, and no Key Employee shall have any rights as a shareholder with respect to any Restricted Stock except those rights, if any, set forth in the related Restricted Stock Certificate.

     17.2 No Contract of Employment or Right to Continue Service. The grant of an Option or a Stock Appreciation Right or Restricted Stock to a Key Employee under this Plan shall not constitute a contract of employment and shall not confer on a Key Employee any rights upon his or her termination of employment in addition to those rights, if any, expressly set forth in the related Option Certificate, Stock Appreciation Right Certificate or Restricted Stock Certificate. The grant of an Option to an Outside Director under this Plan shall not give an Outside Director any right to continue in service as an Outside Director and shall not confer on an Outside Director any rights upon his or her termination of service as an Outside Director in addition to those rights, if any, expressly set forth in the related Option Certificate.

     17.3 Withholding. Each Option, Stock Appreciation Right and Restricted Stock grant shall be made subject to the condition that the Key Employee or Outside Director consents to whatever action the Committee directs to satisfy the federal and state tax withholding requirements, if any, which the Committee in its discretion deems applicable to the exercise of such Option or Stock Appreciation Right or the satisfaction or expiration of any forfeiture conditions with respect to Restricted Stock issued in the name of the Key Employee. The Committee also shall have the right to provide in an Option Certificate, Stock Appreciation Right Certificate or a Restricted Stock Certificate that a Key Employee or Outside Director may elect to satisfy federal and state tax withholding requirements through a reduction in the cash or the number of shares of Stock actually transferred to him or to her under this Plan.

     17.4 Loans. If approved by the Committee, Alrenco may lend money to, or guarantee loans by a third party to, any Key Employee or Outside Director to finance the exercise of any Option granted under this Plan, and the exercise of an Option with the proceeds of any such loan shall be treated as an exercise for cash under this Plan. If approved by the Committee, Alrenco also may, in accordance with a Key Employee's or Outside Director's instructions, transfer Stock upon the exercise of an Option directly to a third party in connection with any arrangement made by the Key Employee or Outside Director for financing the exercise of such Option.

     17.5 Rule 16b-3. The Committee shall have the right to amend any Option, Restricted Stock or Stock Appreciation Right grant or to withhold or otherwise restrict the transfer of any Stock or cash under this Plan to a Key Employee or Outside Director as the Committee deems appropriate in order to satisfy any condition or requirement under Rule 16b-3 to the extent Rule 16 of the 1934 Act might be applicable to such grant or transfer.

     17.6 Construction. All of the defined terms under this Plan are set forth in sec. 2 of this Plan. All references to sections (sec.) are to sections (sec.) of this Plan unless otherwise indicated. All references to the singular shall include the plural, and all references to the plural shall include the singular. This Plan shall be construed under the laws of the State of Delaware.

                                                                       EXHIBIT B

                          AGREEMENT AND PLAN OF MERGER


     THIS AGREEMENT AND PLAN OF MERGER, dated as of April 24, 1998 (this "Agreement"), is entered into between ALRENCO, INC., an Indiana corporation ("INDIANA"), and HOME CHOICE HOLDINGS, INC., a Delaware corporation ("DELAWARE").


                                    RECITALS

     A. INDIANA has an aggregate authorized capital of 85,000,000 shares of capital stock, consisting of (i) 75,000,000 shares of common stock, no par value (the "Indiana Common Stock"), and (ii) 10,000,000 shares of preferred stock, no par value (the "Indiana Preferred Stock").

     B. DELAWARE has an aggregate authorized capital of 125,000,000 shares of capital stock, consisting of (i) 100,000,000 shares of common stock, $.01 par value per share (the "Delaware Common Stock"), and (ii) 25,000,000 shares of preferred stock, $.01 par value per share (the "Delaware Preferred Stock").

     C. The respective Boards of Directors of INDIANA and DELAWARE believe that it is in the best interests of INDIANA and DELAWARE and their respective shareholders to merge INDIANA with and into DELAWARE under and pursuant to the provisions of this Agreement, the Indiana Business Corporation Law (the "Indiana Act") and the Delaware General Corporation Law (the "Delaware Act").

                                   AGREEMENT

     In consideration of the Recitals and of the mutual agreements contained in this Agreement, the parties hereto agree as set forth below.

     1. Merger.  INDIANA shall be merged with and into DELAWARE (the "Merger").

     2. Effective Date. The Merger shall become effective immediately upon the later of (a) the filing of articles of merger with the Secretary of State of Indiana in accordance with the Indiana Act and the filing of a certificate of merger with the Secretary of State of Delaware in accordance with the Delaware Act or (b) such later time as may be set forth in such articles and certificate. The time of such effectiveness is hereinafter called the "Effective Date."

     3. Surviving Corporation. DELAWARE shall be the surviving corporation of the Merger and shall continue to be governed by the laws of the State of Delaware. On the Effective Date, the separate corporate existence of INDIANA shall cease.

     4. Certificate of Incorporation. The Certificate of Incorporation of DELAWARE as it exists on the Effective Date shall be the Certificate of Incorporation of DELAWARE following the Effective Date, unless and until the same shall thereafter be amended or repealed in accordance with the laws of the State of Delaware.

     5. Bylaws. The Bylaws of DELAWARE as they exist on the Effective Date shall be the Bylaws of DELAWARE following the Effective Date, unless and until the same shall be amended or repealed in accordance with the provisions thereof and the laws of the State of Delaware.

     6. Board of Directors and Officers. The members of the Board of Directors and the officers of INDIANA immediately prior to the Effective Date shall be the members of the Board of Directors and the officers of DELAWARE following the Effective Date, and such persons shall serve in such offices for the terms provided by law or in the Bylaws of DELAWARE, or until their respective successors are elected and qualified.

     7. Conversion of Outstanding Delaware Stock. Upon the Effective Date, each issued and outstanding share of Indiana Common Stock and all rights in respect thereof shall be converted into one fully-paid and nonassessable share of Delaware Common Stock and each certificate representing shares of Indiana Common Stock shall for all purposes be deemed to evidence the ownership of the same number of shares of Delaware Common Stock as are set forth in such certificate. After the Effective Date, each holder of an outstanding certificate representing shares of Indiana Common Stock may, at such shareholder's option, surrender the same to DELAWARE's registrar and transfer agent for cancellation, and each such holder shall be entitled to receive in exchange therefor a certificate(s) evidencing the ownership of the same number of shares of Delaware Common Stock as are represented by the INDIANA certificate(s) surrendered to DELAWARE's registrar and transfer agent. Any shares of Delaware Common Stock held by INDIANA shall be canceled at the Effective Time and be retired and shall thereafter constitute authorized, but unissued shares of Delaware Common Stock.

     8. Conditions to Consummation of the Merger. Consummation of the Merger is subject to the satisfaction prior to the Effective Date of the following conditions: (a) this Agreement and the Merger shall have been adopted and approved by the affirmative vote of the holders of a majority of the votes represented by the shares of Indiana Common Stock outstanding on the record date fixed for determining the shareholders of INDIANA entitled to vote thereon; (b) INDIANA and DELAWARE shall have received all consents, orders and approvals and satisfaction of all other requirements prescribed by law that are necessary for the consummation of the Merger; and (c) the NASDAQ National Market shall have authorized the listing, upon official notice of issuance, of the shares of Delaware Common Stock to be issued or delivered in connection with the Merger and such authorization shall be in full force and effect on such date.

     9. Stock Options, Warrants and Convertible Debt. Upon the Effective Date, each stock option, stock warrant, convertible debt instrument and other right to subscribe for or purchase shares of Indiana Common Stock shall be converted into a stock option, stock warrant, convertible debt instrument or other right to subscribe for or purchase the same number of shares of Delaware Common Stock and each certificate, agreement, note or other document representing such stock option, stock warrant, convertible debt instrument or other right to subscribe for or purchase shares of Indiana Common Stock shall for all purposes be deemed to evidence the ownership of a stock option, stock warrant, convertible debt instrument or other right to subscribe for or purchase shares of Delaware Common Stock.

     10. Rights and Liabilities of INDIANA. At and after the Effective Date, and all in the manner of and as more fully set forth in Section 259 of the Delaware Act and Section 23-1-40-6 of the Indiana Act, the title to all real estate and other property, or any interest therein, owned by each of INDIANA and DELAWARE shall be vested in DELAWARE without reversion or impairment; DELAWARE shall succeed to and possess, without further act or deed, all estates, rights, privileges, powers and franchises, both public and private, and all of the property, real, personal and mixed, of each of INDIANA and DELAWARE without reversion or impairment; DELAWARE shall thenceforth be responsible and liable for all the liabilities and obligations of each of INDIANA and DELAWARE; any claim existing or action or proceeding pending by or against INDIANA or DELAWARE may be continued as if the Merger did not occur or DELAWARE may be substituted for INDIANA in the proceeding; neither the rights of creditors nor any liens upon the property of INDIANA or DELAWARE shall be impaired by the Merger; and DELAWARE shall indemnify and hold harmless the officers and directors of each of the parties hereto against all such debts, liabilities and duties and against all claims and demands arising out of the Merger.

     11. Termination. This Agreement may be terminated and abandoned by action of the respective Board of Directors of INDIANA and DELAWARE at any time prior to the filing of articles of merger with the Secretary of State of Indiana or the filing of a certificate of merger with the Secretary of State of Delaware, whether before or after approval by the shareholders of either or both of the parties hereto.

     12. Amendment. The Boards of Directors of the parties hereto may amend this Agreement at any time prior to approval of this Agreement by the shareholders of either of the parties hereto.

     13. Inspection of Agreement. Executed copies of this Agreement will be on file at the principal place of business of DELAWARE at 714 E. Kimbrough Street, Mesquite, Texas 75149. A copy of this Agreement shall be furnished by DELAWARE, on request and without cost, to any shareholder of either INDIANA or DELAWARE.

     14. Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware.

     15. Service of Process. On and after the Effective Date, DELAWARE agrees that it may be served with process in INDIANA in any proceeding for enforcement of any obligation of DELAWARE or INDIANA arising from the Merger.

     16. Remedies. Any right and remedy belonging to DELAWARE or INDIANA and arising in connection with the actions contemplated by this Agreement shall be pursued solely against DELAWARE or INDIANA, and not against their respective officers, directors or employees. In the event that any officer, director or employee of DELAWARE or INDIANA becomes involved in any capacity in any action, proceeding or investigation in connection with the Merger, DELAWARE and/or INDIANA shall advance to such person(s) all reasonable legal and other expenses incurred in connection therewith and shall also indemnify such person(s) against any losses, claims, damages or liabilities to which such person(s) may become subject in connection with this Agreement, except to the extent that such indemnification is prohibited by law.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement and Plan of Merger to be executed on its behalf by its officers duly authorized, all as of the date first above written.

                                          ALRENCO, INC.
                                          an Indiana corporation


                                          By:    /s/ BILLY W. WHITE, SR.

                                            ------------------------------------

                                                    Billy W. White, Sr.


                                               President and Chief Executive
                                                           Officer


                                          HOME CHOICE HOLDINGS, INC.
                                          a Delaware corporation


                                          By:    /s/ BILLY W. WHITE, SR.

                                            ------------------------------------

                                                    Billy W. White, Sr.


                                                  Chief Executive Officer

                                                                       EXHIBIT C

                          CERTIFICATE OF INCORPORATION
                                       OF
                           HOME CHOICE HOLDINGS, INC.

     I, the undersigned, for the purposes of incorporating and organizing a corporation under the General Corporation Law of the State of Delaware, do execute this Certificate of Incorporation and do hereby certify as follows:

     FIRST. The name of the corporation is Home Choice Holdings, Inc. (the "Corporation")

     SECOND. The address of the Corporation's registered office in the State of Delaware is c/o The Corporation Trust Company, Corporative Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, 19801. The name of its registered agent at such address is The Corporation Trust Company.

     THIRD. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

     FOURTH. (A) The total number of shares of stock that the Corporation is authorized to issue is One Hundred Twenty-Five Million (125,000,000), consisting of One Hundred Million (100,000,000) shares of common stock, par value $.01 per share (the "Common Stock"), and Twenty-Five Million (25,000,000) shares of preferred stock, par value $.01 per share (the "Preferred Stock").

     Common Stock Provisions. Subject to the provisions of the Delaware General Corporation Law ("DGCL") and the preferences of any Preferred Stock then outstanding, the holders of the Common Stock shall be entitled to receive dividends at such times and in such amounts as may be determined by the Board of Directors of the Corporation. The holders of the Common Stock shall have one vote for each share on each matter submitted to a vote of the stockholders of the Corporation. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation and the preferential amounts to which the holders of any Preferred Stock may be entitled, the holders of the Common Stock shall be entitled to share ratably in the remaining assets of the Corporation.

     (B) The board of directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of the shares of preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to the certificate or certificates establishing the series of Preferred Stock.

     FIFTH. The incorporator of the corporation is John J. UyHam, whose mailing address is c/o King & Spalding, 191 Peachtree Street, Atlanta, Georgia 30303-1763.

     SIXTH. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the Corporation is expressly authorized to make, alter and repeal the bylaws of the Corporation, subject to the DGCL.

     SEVENTH. A director of the Corporation shall not be liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

     EIGHTH. The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon shareholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this article.

     NINTH. The business of the Corporation shall be managed by or under the direction of its board of directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation directed or required to be exercised or done by the stockholders.

     TENTH. Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders. Special meetings of stockholders of the Corporation may be called only by the Chairman of the Board or the President or by the board of directors acting pursuant to a resolution adopted by a majority of the Whole Board. For purposes of this Certificate of Incorporation, the term "Whole Board" shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships.

     ELEVENTH. The powers of the incorporator are to terminate upon the filing of this Certificate of Incorporation with the Secretary of State of the State of Delaware. The name and mailing address of the person who is to serve as the sole initial director of the Corporation until the first annual meeting of shareholders of the Corporation, or until his successor is duly elected and qualified, is:

                                  Billy W. White, Sr.
                                  Home Choice Holdings, Inc.
                                  714 E. Kimbrough Street
                                  Mesquite, Texas 75149

     TWELFTH.  The Corporation shall not be governed by Section 203 of the DGCL.


     The undersigned incorporator hereby acknowledges that the foregoing Certificate of Incorporation is his act and deed on this the 24th day of April, 1998.


                                          /s/ JOHN J. UYHAM
                                          --------------------------------------
                                          John J. UyHam
                                          Incorporator

                                                                       EXHIBIT D

                                     BYLAWS

                                       OF

                           HOME CHOICE HOLDINGS, INC.

                               TABLE OF CONTENTS

                                                                              PAGE
                                                                              ----
ARTICLE I -- STOCKHOLDERS...................................................   D-4
  Section 1.1   Annual Meeting..............................................   D-4
  Section 1.2   Special Meetings............................................   D-4
  Section 1.3   Notice of Meetings..........................................   D-4
  Section 1.4   Adjournment of Meetings.....................................   D-4
  Section 1.5   Quorum at Meetings..........................................   D-4
  Section 1.6   Nominations and Business at Meetings........................   D-5
  Section 1.7   Organization and Conduct of Meetings........................   D-6
  Section 1.8   Voting; Proxies.............................................   D-6
  Section 1.9   No Action by Written Consent................................   D-6
  Section 1.10  Record Dates for Meetings and Other Purposes................   D-7
  Section 1.11  List of Stockholders Entitled to Vote.......................   D-7
  Section 1.12  Inspectors of Election......................................   D-7
  Section 1.13  Stockholders of Record......................................   D-7
ARTICLE II -- BOARD OF DIRECTORS............................................   D-8
  Section 2.1   Number; Election............................................   D-8
  Section 2.2   Resignation; Vacancies......................................   D-8
  Section 2.3   Management of Corporation...................................   D-8
  Section 2.4   Removal of Directors........................................   D-8
  Section 2.5   Regular Meetings............................................   D-8
  Section 2.6   Special Meetings............................................   D-8
  Section 2.7   Telephonic Meetings Permitted...............................   D-9
  Section 2.8   Quorum; Vote Required for Action............................   D-9
  Section 2.9   Organization of Meetings....................................   D-9
  Section 2.10  Informal Action by Directors................................   D-9
  Section 2.11  Committees of the Board.....................................   D-9
  Section 2.12  Notices to Directors........................................  D-10
  Section 2.13  Waiver of Notice............................................  D-10
  Section 2.14  Compensation of Directors...................................  D-10
  Section 2.15  Interested Directors or Officers; Quorum in Such Cases......  D-10
ARTICLE III -- OFFICERS.....................................................  D-11
  Section 3.1   ............................................................  D-11
  Section 3.2   Term of Office; Resignation; Removal; Vacancies.............  D-11
  Section 3.3   Compensation of Officers....................................  D-11
  Section 3.4   Powers and Duties of Officers...............................  D-11
  Section 3.5   Chief Executive Officer.....................................  D-11
  Section 3.6   Chief Operating Officer.....................................  D-12
  Section 3.7   Chief Financial Officer.....................................  D-12
  Section 3.8   Chairman of the Board.......................................  D-12
  Section 3.9   President...................................................  D-12
  Section 3.10  Vice Presidents.............................................  D-12
  Section 3.11  Treasurer...................................................  D-13
  Section 3.12  Controller..................................................  D-13
  Section 3.13  Corporate Secretary.........................................  D-13
  Section 3.14  Assistant Corporate Secretaries and Assistant Treasurers....  D-13
ARTICLE IV -- STOCK.........................................................  D-14
  Section 4.1   Definitions.................................................  D-14
  Section 4.2   In General..................................................  D-14
  Section 4.3   Certificated Shares.........................................  D-14
  Section 4.4   Uncertificated Shares.......................................  D-14

                                                                              PAGE
                                                                              ----
  Section 4.5   Lost, Stolen or Destroyed Certificates; Issuance of New       D-15
                Certificates or Uncertificated Shares.......................
  Section 4.6   Registration of Transfers...................................  D-15
  Section 4.7   The Stock Ledger............................................  D-15
ARTICLE V -- INDEMNIFICATION AND ADVANCEMENT OF EXPENSES....................  D-15
  Section 5.1   Right to Indemnification....................................  D-15
  Section 5.2   Determination Required in Connection with Certain             D-16
                Indemnification.............................................
  Section 5.3   Advancement of Expenses.....................................  D-16
  Section 5.4   Claims......................................................  D-16
  Section 5.5   Nonexclusivity of Rights....................................  D-16
  Section 5.6   Other Indemnification.......................................  D-17
ARTICLE VI -- MISCELLANEOUS PROVISIONS......................................  D-17
  Section 6.1   Offices and Books and Records...............................  D-17
  Section 6.2   Fiscal Year.................................................  D-17
  Section 6.3   Seal........................................................  D-17
  Section 6.4   Form of Records.............................................  D-17
  Section 6.5   Signing of Checks, Notes, etc...............................  D-17
  Section 6.6   Voting of Shares in Other Companies.........................  D-17
  Section 6.7   Amendment of Bylaws.........................................  D-17

                                     BYLAWS

                                       OF

                           HOME CHOICE HOLDINGS, INC.


                                   ARTICLE I


                                  STOCKHOLDERS

     SECTION 1.1 ANNUAL MEETING. An annual meeting of the stockholders shall be held at the Corporation's headquarters in Mesquite, Texas, or at such other place, and at such date and time, as may be designated by resolution of the board of directors from time to time. At the annual meeting, the stockholders shall elect directors and transact such other business as may properly come before the meeting in accordance with Section 1.6 of these Bylaws.

     SECTION 1.2 SPECIAL MEETINGS. Special meetings of stockholders for any purpose or purposes may be called at any time by the chairman of the board and shall be called by the chairman of the board at the request in writing of a majority of the members of either the whole board of directors or the executive committee of the board of directors. Such request shall state the purpose or purposes of the proposed special meeting. Except as otherwise required by the Delaware General Corporation Law or the Certificate of Incorporation, special meetings of stockholders may not be called by any other person or persons. The date, time and place of any properly called special meeting shall be determined by the chairman of the board. At any special meeting, the stockholders shall transact such business as may properly come before the meeting in accordance with Section 1.6 of these Bylaws.

     SECTION 1.3 NOTICE OF MEETINGS. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given that shall state the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by the Delaware General Corporation Law, the Certificate of Incorporation or these Bylaws, the written notice of any meeting shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at his, her or its address as it appears on the records of the Corporation. Any previously scheduled meeting of stockholders may at any time prior to its commencement be postponed or cancel led by resolution of the board of directors upon public notice given prior to the time scheduled for such meeting.

     SECTION 1.4 ADJOURNMENT OF MEETINGS. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     SECTION 1.5 QUORUM AT MEETINGS. Except as otherwise provided by the Delaware General Corporation Law, the Certificate of Incorporation or these Bylaws, at each meeting of stockholders the presence in person or by proxy of the holders of a majority in voting power of the outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. In the absence of a quorum, the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided in
Section 1.4 of these Bylaws until a quorum shall attend. Shares of its own stock belonging to the Corporation or to another Corporation, if a majority of the shares entitled to vote in the election of directors of such other Corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided however, that the foregoing shall not limit the right of the Corporation or any subsidiary of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity. The stockholders of the Corporation present at a duly organized meeting may continue to transact business until its adjournment in the manner provided in
Section 1.4 of these Bylaws, notwithstanding the withdrawal from the meeting of enough stockholders to leave less than a quorum.

     SECTION 1.6 NOMINATIONS AND BUSINESS AT MEETINGS. (a) Nominations of persons for election as directors of the Corporation and the proposal of business to be considered by stockholders may be made at any meeting of stockholders (i) pursuant to and to the extent specified in the Corporation's notice of the meeting (or any supplement thereto) delivered pursuant to Section
1.3 of these Bylaws, (ii) by or at the direction of the board of directors (or with respect to any such nomination, on behalf of the board by any nominating committee appointed by the board) or (iii) by any stockholder of the Corporation who is entitled to vote at such meeting, who complied with the notice procedures set forth in paragraph (b) of this Section 1.6 and who was a stockholder of record of the Corporation at the time of delivery by him, her or it of such notice to the corporate secretary. Business transacted at any special meeting of stockholders shall be limited to the purpose or purposes for which the meeting is called stated in the Corporation's notice of the meeting pursuant to Section
1.3 of these Bylaws.

     (b) For nominations or other business to be properly brought before any meeting by a stockholder pursuant to clause (iii) of paragraph (a) of this
Section 1.6, the stockholder must have given timely notice thereof in writing to the corporate secretary of the Corporation. To be timely, a stockholder's notice must be received by the corporate secretary at the Corporation's headquarters not less than 120 days nor more than 160 days prior to any meeting of stockholders called for the election of directors or to consider such other business, as the case may be; provided, however, that if less than 130 days' prior public disclosure of the date of the meeting is given to stockholders, the nomination or other proposal must be received by the corporate secretary not later than the close of business on the tenth day following the day on which public disclosure of the meeting was made. The notice shall set forth: (i) the name and address of the stockholder who intends to make the nomination, as they appear on the Corporation's stock ledger, and of the beneficial owner, if any, on whose behalf the nomination or proposal is made; (ii) the name, age, business address and, if known, residence address of each nominee; (iii) the principal occupation or employment of each nominee; (iv) the class and number of shares of stock of the Corporation which are beneficially owned by each nominee and by the nominating stockholder and any such beneficial owner on whose behalf the nomination or proposal is made; (v) any other information concerning the nominee that must be disclosed with respect to nominees in a proxy statement pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"); (vi) the executed consent of each nominee to serve as a director of the Corporation, if elected; and (vii) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made. For purposes of this Section 1.6, "public disclosure" shall mean disclosure by the Corporation in a press release reported by the Dow Jones News Service or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

     (c) Only persons who are nominated in accordance with the procedures set forth in this Section 1.6 shall be eligible to serve as directors of the Corporation. Only such other business shall be conducted at a meeting of stockholders of the Corporation as shall have been brought before the meeting in accordance with the procedures set forth in this Section 1.6. The chairman of the meeting shall have the power and duty to determine whether a nomination or any other business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Section 1.6 and, if any proposed nomination or other business is not in such compliance, to declare that such defective nomination or proposal shall be disregarded.

     (d) Notwithstanding the foregoing provisions of this Section 1.6, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 1.6. Nothing in this Section 1.6 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statements pursuant to the applicable provisions of Regulation 14A under the Exchange Act.

     SECTION 1.7 ORGANIZATION AND CONDUCT OF MEETINGS. (a) The chairman of the board of directors of the Corporation shall be the chairman of, and shall preside at, all annual and special meetings of stockholders. In the event of the absence of the chairman of the board of directors from any meeting of stockholders, the meeting will be presided over by whichever of the chief executive officer or the president is not then the chairman of the board of directors or, in his or her absence, by a chairman designated by the board of directors, or in the absence of such designation by a chairman chosen by the meeting. The corporate secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

     (b) The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the chairman of the meeting. The board of directors of the Corporation may adopt by resolution such rules and regulations for the conduct of any or all meetings of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations, if any, as adopted by the board of directors, the chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts, including adjournment of the meeting, as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the board of directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the board of directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

     SECTION 1.8 VOTING; PROXIES. (a) Except as otherwise provided by the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by him, her or it which has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for him, her or it by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. To be valid, a proxy must be filed with the corporate secretary of the Corporation or his or her representative at or before the time of the meeting at which it is intended that it be voted or acted upon. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by delivering a proxy in accordance with applicable law bearing a later date to the corporate secretary of the Corporation. Except as otherwise provided in the Certificate of Incorporation or as determined by the chairman of the meeting, voting at any meeting of stockholders need not be by written ballot.

     (b) Except as otherwise provided by or pursuant to the Certificate of Incorporation with respect to the right of the holders of Preferred Stock, if any, to elect additional directors under specified circumstances, a plurality of the votes cast at any meeting for the election of directors shall be sufficient to elect. Except as otherwise provided by the Delaware General Corporation Law, the Certificate of Incorporation or these Bylaws, all matters other than the election of directors submitted to the stockholders at any meeting shall be decided by the affirmative vote of the holders of a majority in voting power of the shares of stock which are present in person or by proxy and entitled to vote thereon.

     SECTION 1.9 NO ACTION BY WRITTEN CONSENT. Any action required or permitted to be taken at any annual or special meeting of stockholders must be taken at such a meeting duly called, upon proper notice to all stockholders entitled to vote. No action required to be taken or which may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote.

     SECTION 1.10 RECORD DATES FOR MEETINGS AND OTHER PURPOSES. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which record date: (a) in the case of a determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by the Delaware General Corporation Law, not be more than 60 nor less than 10 days before the date of such meeting; and (b) in the case of any other action, shall not be more than 60 days prior to such other action. If no record date is fixed: (x) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (y) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

     SECTION 1.11 LIST OF STOCKHOLDERS ENTITLED TO VOTE. The corporate secretary shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.

     SECTION 1.12 INSPECTORS OF ELECTION. By action of its chairman of the board, chief executive officer or corporate secretary, the Corporation may, and shall if required by law, in advance of any meeting of stockholders, appoint one or more inspectors of election, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and to make a written report thereof. In the same manner, the Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. In the event that no inspector so appointed or designated is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed or designated shall: (i) ascertain the number of shares of capital stock of the Corporation outstanding at the record date for the meeting and the voting power of each such share; (ii) determine the shares of capital stock of the Corporation represented at the meeting and the validity of proxies and ballots;
(iii) count all votes and ballots; (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and (v) certify their determination of the number of shares of capital stock of the Corporation represented at the meeting and such inspectors' count of all votes and ballots. Such certification and report shall specify such other information as may be required by law or specified by the chairman of the meeting. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Corporation, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election.

     SECTION 1.13 STOCKHOLDERS OF RECORD. Except as otherwise provided by law, the stock ledger of the Corporation provided for by Section 4.7 of these Bylaws shall be the only evidence as to who are the stockholders of the Corporation entitled, upon compliance with any applicable provisions of the Delaware General Corporation Law: (i) to examine the stock ledger, any list of stockholders (including the list of stockholders referred to in Section 1.11 of these Bylaws) or the other books and records of the Corporation; and (ii) to vote in person or by proxy at any meeting of stockholders. The Corporation shall be entitled to treat the holder of record of any certificated shares or uncertificated shares (as those terms are defined in Section 4.1 of these Bylaws) as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law. All references in the Delaware General Corporation Law, the Certificate of Incorporation or these Bylaws, unless the context or the law otherwise requires, to "stockholders," "stockholders of record" "registered owners" and similar terms shall refer in each case, at a given date, only to the stockholders and the stock of the Corporation held by them as such information is set forth on the stock ledger of the Corporation as of such date.

                                   ARTICLE II

                               BOARD OF DIRECTORS

     SECTION 2.1 NUMBER; ELECTION. The board of directors of the Corporation shall consist of not less than three (3) nor more than fifteen (5) members. The number of directors may be fixed or changed from time to time, within the aforesaid minimum and maximum, by the directors or stockholders. Directors shall be elected at the annual meeting of the stockholders, except as provided in
Section 2.2 of these Bylaws, and each director elected shall hold office until his successor is elected and qualified. Directors need not be stockholders.

     SECTION 2.2. RESIGNATION; VACANCIES. Any director may resign at any time upon written notice to the Corporation. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify, unless sooner displaced. If there are no directors in office, then an election of directors may he held in the manner provided by statute. If, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

     SECTION 2.3 MANAGEMENT OF CORPORATION. The business of the Corporation shall be managed by or under the direction of its board of directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

     SECTION 2.4 REMOVAL OF DIRECTORS. Unless otherwise restricted by the Certificate of Incorporation or by law, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the outstanding shares entitled to vote at an election of directors, whether at an annual or special meeting of the shareholders.

     SECTION 2.5 REGULAR MEETINGS. (a) Regular meetings of the board of directors, or of any committee thereof, may be held at such places within or without the State of Delaware and at such times as the board of directors or such committee may from time to time determine, and if so determined notices thereof need not be given.

     (b) The first meeting of the board of directors following each annual meeting of stockholders shall be held without other notice than this Bylaw, immediately after, and at the same place as, such annual meeting of stockholders. In the event of the failure to hold such meeting of the board of directors at such time and place, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver of notice signed by those directors who did not attend such meeting.

     SECTION 2.6 SPECIAL MEETINGS. (a) Special meetings of the board of directors may be held at any time or place within or without the State of Delaware whenever called by the chairman of the board, the chief executive officer or any two members of the board of directors. Notice of a special meeting of the board of directors shall be given by the person or persons calling the meeting, in the manner specified in Section 2.10 of these Bylaws, at least 24 hours before the special meeting.

     (b) Special meetings of any committee of the board of directors may be held at any time or place within or without the State of Delaware whenever called by the chairman of the board, the chief executive officer or the chairman of the committee. Notice of a special meeting of any committee of the board of directors shall be given by the person calling the meeting, in the manner specified in Section 2.12 of these Bylaws, at least 24 hours before the special meeting.

     SECTION 2.7 TELEPHONIC MEETINGS PERMITTED. Members of the board of directors, or of any committee thereof, may participate in a meeting thereof by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 2.7 shall constitute presence in person at such meeting.

     SECTION 2.8 QUORUM; VOTE REQUIRED FOR ACTION. At all meetings of the board of directors a majority of the whole board of directors shall constitute a quorum for the transaction of business. Except in cases in which the Certificate of Incorporation, these Bylaws or applicable law otherwise provides, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors. If a quorum shall not be present at any meeting of the board of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at a meeting until a quorum shall be present.

     SECTION 2.9 ORGANIZATION OF MEETINGS. Meetings of the board of directors shall be presided over by the chairman of the board, or in his or her absence by the vice chairman of the board, if any, or in his or her absence by the president, or in their absence by a chairman chosen at the meeting. The corporate secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

     SECTION 2.10 INFORMAL ACTION BY DIRECTORS. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the board of directors, or of any committee thereof, may be taken without a meeting if all members of the board of directors or such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the board of directors or such committee.

     SECTION 2.11 COMMITTEES OF THE BOARD. (a) The board of directors, by a resolution passed by a majority of the whole board of directors, shall appoint from among its members an executive committee, such members to serve at the pleasure of the board. The number of directors to be appointed as members of the executive committee shall be fixed from time to time by resolution of the board but shall not be less than two. The board of directors shall designate one of the members of the executive committee as chairman of the executive committee. To the maximum extent permitted by law, the executive committee shall have and may exercise, when the whole board of directors is not in session, all the powers of the board of directors in the management and affairs of the Corporation.

     (b) The board of directors shall have such other committees, if any, as the board of directors may, by resolution passed by a majority of the whole board of directors, designate, each such committee to consist of one or more of the directors of the Corporation as determined by the board of directors. The board of directors shall appoint the members of each such committee, who shall serve at the pleasure of the board, and shall designate one of the members to be its chairman. Each such committee, to the extent permitted by law and provided in the resolution of the board of directors designating it, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the Corporation. Each such committee may authorize the seal of the Corporation to be affixed to all papers which may require it.

     (c) In the absence or disqualification of a member of any committee of the board of directors, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in place of any such absent or disqualified member.

     (d) Unless the board of directors otherwise provides, the executive committee and each other committee, if any, designated by the board of directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the board of directors conducts its business pursuant to this Article II. Each of the committees shall keep minutes of all of its meetings which shall be open to the inspection of any director at any time.

     SECTION 2.12 NOTICES TO DIRECTORS. All notices to directors shall be in writing and shall be delivered by hand or sent by facsimile transmission ("fax") or mail to the directors at their respective addresses or fax numbers most recently furnished by each of them in writing to the corporate secretary of the Corporation. Any notice delivered by hand to such address of a director shall be deemed to have been given on the day it is so delivered at such address, provided that if such day is not a business day then the notice shall be deemed to have been given on the business day next following such day. Any notice sent by fax to such fax number of a director shall be deemed to have been given on the date and time the fax is sent if transmitted during normal business hours on a business day or otherwise shall he deemed to have been given at the normal opening of business on the business day next following the date of its transmission. Any notice sent by mail to such address of a director shall be deemed to have been given when the notice is mailed. Notice to members of any committee of the board of directors, in their capacities as committee members, may be given in the same manner as that specified above for notices to directors as such. Notice to committee members may also be given orally, in person or by telephone, and in any such case shall be deemed to be given when actually received by the committee member. For purposes of this Bylaw, the term "business day" means any day other than a Saturday, Sunday or official national holiday in the United States.

     SECTION 2.13 WAIVER OF NOTICE. Whenever any notice is required to be given to a director under the provisions of any statute, the Certificate of Incorporation or these Bylaws, a waiver thereof in writing signed by the director entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a director at a meeting of the board of directors or any committee thereof shall constitute a waiver of notice of such meeting, except when the director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

     SECTION 2.14 COMPENSATION OF DIRECTORS. Each director of the Corporation who is not an employee of the Corporation shall be entitled to receive such compensation for his or her services as a director and as a member of any standing or special committee of the board of directors as the board of directors by resolution may from time to time determine. Each director, whether or not an employee of the Corporation, shall be entitled to reimbursement for all expenses reasonably incurred by him or her in connection with attending any meeting of the board of directors or of any committee thereof.

     SECTION 2.15 INTERESTED DIRECTORS OR OFFICERS; QUORUM IN SUCH CASES. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board of directors or committee thereof which authorizes the contract or transaction, or solely because his, her or their votes are counted for such purpose, if: (i) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board of directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee which authorizes the contract or transaction.

                                  ARTICLE III

                                    OFFICERS


     SECTION 3.1 The officers of the Corporation shall be a chairman of the board, a president, one or more vice presidents (the number and designation thereof to be determined by the board of directors), a treasurer and a corporate secretary. The board of directors may designate one or more of the above officers or other persons as the chief executive officer, the chief operating officer, the chief financial officer and the controller of the Corporation. The officers of the Corporation shall be elected by the board of directors; provided, however, that in its discretion, the board of directors may leave any such office unfilled. The board of directors may also from time-to-time elect or appoint such other officers of the Corporation, including without limitation one or more vice chairmen of the board, assistant treasurers, assistant controllers and assistant secretaries, as it shall deem advisable. Any two or more executive or other offices may be held by the same person. No executive officer or other officer other than the chairman of the board and any vice chairman of the board need be a director of the Corporation.


     SECTION 3.2 TERM OF OFFICE; RESIGNATION; REMOVAL; VACANCIES. Each officer of the Corporation shall hold office until his or her successor is elected or until his or her earlier death, resignation or removal. Any officer may resign at any time upon written notice to the Corporation, but such resignation shall be without prejudice to the contractual rights of the Corporation, if any, with such officer. The board of directors may remove any officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled by the board of directors or the executive committee at any regular or special meeting thereof.

     SECTION 3.3 COMPENSATION OF OFFICERS. The salaries and other compensation (including, without limitation, bonuses and similar supplemental payments) of the officers of the Corporation shall be approved from time to time by the board of directors or by any committee of directors to whom such authority shall be delegated by the board of directors.

     SECTION 3.4 POWERS AND DUTIES OF OFFICERS. Each of the officers of the Corporation shall have such powers and perform such duties in the management of the Corporation as are prescribed or assigned in these Bylaws or as may be prescribed or assigned from time to time by the board of directors or by the officer of the Corporation to whom he or she reports and, to the extent not so prescribed or assigned, as generally pertain to his or her office, subject to the control of the board of directors. The board of directors may require any officer, agent or employee to give security for the faithful performance of his or her duties in such form and amount as the board of directors shall determine. Nothing in any other provision of this Article III is intended to limit the generality of this Section 3.4.


     SECTION 3.5 CHIEF EXECUTIVE OFFICER. (a) The chief executive officer of the Corporation, who shall be designated by the board of directors shall have general and active authority, control and supervision over the business, property and affairs of the Corporation, subject to the board of directors. The chief executive officer shall report to the board of directors. He or she shall keep the board of directors fully informed, and shall freely consult it, concerning the business and affairs of the Corporation, and he or she shall see that all orders and resolutions of the board of directors are carried out. He or she may sign with the corporate secretary or any other officer of the Corporation thereunto authorized, certificates for shares or other securities of the Corporation, the issuance of which shall have been duly authorized by the board of directors.



     (b) In the absence or disability of the chief executive officer, or in case of an unfilled vacancy in that position, until such time as the board of directors shall designate his or her successor, his or her duties shall be performed and his or her powers shall be exercised by (i) whichever officer, either the chairman of the board or the president or (ii) in the absence or disability of such officer or in the case of an unfilled vacancy in that office, by other elected or appointed officers of the Corporation who are also directors of the Corporation, if any, in the order of their election or appointment.


     SECTION 3.6 CHIEF OPERATING OFFICER. The chief operating officer of the Corporation, if designated by the board of directors, shall be in general and active charge of the day-to-day operations and business of the

Corporation. Unless otherwise expressly provided by the board of directors, he or she shall report to the chief executive officer. He or she shall keep the chief executive officer and, when and as requested by it, the board of directors fully informed concerning the day-to-day operations and business of the Corporation.


     SECTION 3.7 CHIEF FINANCIAL OFFICER. The chief financial officer of the Corporation, if one is designated by the board of directors, shall be the principal financial officer of the Corporation and have responsibility for all of its financial affairs. In that capacity, he or she shall: (i) protect the cash, securities, receivables and other financial resources of the Corporation, have responsibility for investment, receipt, custody and disbursement of such resources, and establish policies for granting credit to customers; (ii) maintain the creditworthiness of the Corporation; (iii) procure capital as required by the Corporation from such sources as he or she deems appropriate, including without limitation long-term bank borrowings or the public or private sale of debt or equity securities of the Corporation, and maintain adequate sources for the Corporation's short-term financing requirements; (iv) maintain the Corporation's banking relationships; (v) administer the accounting policies of the Corporation and the internal controls with respect to its financial affairs; (vi) supervise the preparation and maintenance of the Corporation's books of account, and have access to all records of the Corporation. Unless otherwise expressly provided by the board of directors, he or she shall report to the chief executive officer; and (vii) fulfil the duties of the controller of the Corporation if the board of directors does not designate a controller. He or she shall keep the chief executive officer and, when and as requested by it, the board of directors fully informed concerning the financial affairs of the Corporation.



     SECTION 3.8 CHAIRMAN OF THE BOARD. The chairman of the board shall act as chairman of and preside at, all meetings of the board of directors of the Corporation and shall consult with the other directors and officers of the Corporation. He or she may sign with the corporate secretary or any other officer of the Corporation thereunto authorized, certificates for shares or other securities of the Corporation, the issuance of which shall have been duly authorized by the board of directors. He or she shall have the authority to execute, by and on behalf of the Corporation, deeds, mortgages, bonds, contracts or other agreements and instruments, except in cases where the signing and execution thereof shall be expressly delegated by the board of directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise signed or executed.



     SECTION 3.9 PRESIDENT. If he or she is a director, the president shall, in the absence of the chairman of the board, preside at all meetings of the board of directors. If no chief operating officer has been designated by the board of directors, the president shall have those powers and duties conferred on the chief operating officer of the Corporation by these Bylaws.


     In the absence of the chairman of the board, or in the event of his or her inability or refusal to act, the president shall perform the duties of the chairman of the board and when so acting shall have all the powers of, and be subject to all the restrictions upon, the chairman of the board. The president may sign with the corporate secretary or any other officer of the Corporation thereunto authorized, certificates for shares or other securities of the Corporation the issuance of which shall have been duly authorized by the board of directors. He or she shall have the power to execute, by and on behalf of the Corporation, deeds, mortgages, bonds, contracts or other agreements and instruments, except in cases where the signing and execution thereof shall be expressly delegated by the board of directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise signed or executed.

     SECTION 3.10 VICE PRESIDENTS. In the absence of the president, or in the event of his or her inability or refusal to act, the vice president (or if there be more than one, first the executive vice presidents, then the senior vice presidents and then the vice presidents in the order designated by the board of directors, or in the absence of such designation, then in the order of their election or in the order named for election) shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. Each vice president who is elected as such with respect to a particular area of responsibility or function of the Corporation shall, subject to the authority of the chief executive officer and any chief operating officer, perform all duties and have all authority pertaining to the general and active management of such area or function and shall see that all orders and resolutions of the board of directors, the chief executive officer or any chief operating officer pertaining to such area or function are carried into effect. Unless otherwise expressly provided by these Bylaws, by the board of directors or by the chief executive officer, each vice president shall report to the president of the Corporation. Each vice president shall have the power to execute, by and on behalf of the Corporation, deeds, mortgages, bonds, contracts or other agreements and instruments, except in cases where the signing and execution thereof shall be expressly delegated by the board of directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise signed or executed.

     SECTION 3.11 TREASURER. The treasurer shall have charge and custody of and be responsible for all funds and securities of the Corporation, and the deposit of all moneys and other valuable effects in the name and to the credit of the Corporation in such banks, trust companies or other depositories as shall be selected or approved by or in accordance with resolutions of the board of directors. He or she shall be responsible for the disbursement of the funds of the Corporation only upon vouchers duly processed and under such rules and regulations as the board of directors may from time to time adopt. Unless otherwise expressly provided by the board of directors or the chief executive officer, the treasurer shall report to the chief financial officer of the Corporation, if one has been designated by the board of directors. He or she may sign, with the chairman of the board, the president or any vice president, certificates for shares or other securities of the Corporation, the issuance of which shall have been duly authorized by the board of directors.


     SECTION 3.12 CONTROLLER. If designated by the board of directors, the Controller shall be the chief accounting officer of the Corporation and shall supervise the preparation and maintenance, on a current basis, of such accounting books, records and reports as may be necessary for the directors, officers and employees of the Corporation to discharge their respective duties or as may be required by applicable law or regulation. He or she shall be responsible for implementing the internal controls established by or under the direction of the board of directors with respect to the financial affairs of the Corporation. Unless otherwise expressly provided by the board of directors or the chief executive officer, the controller shall report to the chief financial officer of the Corporation, if one has been designated by the board of directors.


     SECTION 3.13 CORPORATE SECRETARY. The corporate secretary shall: (i) attend and keep the minutes of all meetings of the stockholders, the board of directors and such committees of the board of directors as the board of directors may specify; (ii) be custodian and have general charge of all corporate records (including, without limitation, the stock ledger and all stock transfer books and other stockholder records), contracts, papers, correspondence, instruments, documents and books of the Corporation except those required by these Bylaws or the board of directors to be kept and maintained by other officers of the Corporation; (iii) see that all notices are duly given by the Corporation in accordance with the provisions of these Bylaws or as required by law; (iv) be custodian of the seal of the Corporation and see that the seal of the Corporation is affixed to all securities and documents of the Corporation, the execution of which on behalf of the Corporation under its seal is necessary or desirable; (v) have authority to sign, with the chairman of the board, the president or any vice president certificates for shares or other securities of the Corporation, the issuance of which shall have been duly authorized by the board of directors; (vi) attest to the genuineness of the signature on behalf of the Corporation of any officer or agent of the Corporation on any deeds, mortgages, bonds, contracts or other instruments; and
(vii) certify the authenticity of any instrument or record of the Corporation or of any resolution of the stockholders, the board of directors or any committee of the board of directors of the Corporation. Unless otherwise expressly provided by the board of directors or the chief executive officer, the corporate secretary shall report to the chief executive officer of the Corporation.

     SECTION 3.14  ASSISTANT CORPORATE SECRETARIES AND ASSISTANT
TREASURERS. The assistant corporate secretary and assistant treasurer (or if in either case there be more than one, in each case in the order determined by the board of directors, or if there be no such determination, then in each case in the order of their election or appointment) shall, in the absence of the corporate secretary or the treasurer, as the case may be, or the inability or refusal of the corporate secretary or the treasurer, as the case may be, to act, perform the duties and exercise the powers of the corporate secretary or the treasurer, as the case may be. Each assistant corporate secretary may sign with the chairman of the board, the president, or a vice president certificates for shares or other securities of the Corporation, the issuance of which shall have been duly authorized by the board of directors, may attest to the genuineness of the signature on behalf of the Corporation of any officer or agent of the Corporation on any deeds, mortgages, bonds, contracts or other instruments and may certify the authenticity of any bent or record of the Corporation. Each assistant treasurer may sign with the chairman of the board, the president or a vice president, certificates for shares or other securities of the Corporation, the issuance of which shall have been duly authorized by the board of directors. Each assistant corporate secretary shall report to the corporate secretary and each assistant treasurer shall report to the treasurer.

                                   ARTICLE IV

                                     STOCK

     SECTION 4.1 DEFINITIONS. As used in these Bylaws, (i) the terms "certificated share" and "certificated shares" mean one or more shares of stock of any class or series of this Corporation which are represented by a certificate, and (ii) the terms "uncertificated share" and "uncertificated shares" mean one or more shares of stock of any class or series of this Corporation which are not represented by a certificate.

     SECTION 4.2 IN GENERAL. The shares of all classes and series of stock of the Corporation shall be certificated shares; provided, however, that the board of directors of the Corporation may provide by resolution that some or all shares of any or all classes or series of stock of the Corporation shall be uncertificated shares. Any such resolution shall not apply to any certificated shares until the certificate representing such shares is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the board of directors; every holder of certificated shares and upon request every holder of uncertificated shares shall be entitled to have a certificate representing such shares in the form specified in Section 4.3 of these Bylaws. Except as otherwise expressly provided by law, the rights and obligations of the holders of certificated shares and the rights and obligations of the holders of uncertificated shares of the same class and series shall be identical.


     SECTION 4.3 CERTIFICATED SHARES. Every certificate representing certificated shares of all classes and series of stock of the Corporation shall be signed by, or in the name of the Corporation by, the chairman of the board, a vice chairman of the board, the chief executive officer or the president and the corporate secretary or an assistant corporate secretary or treasurer or an assistant treasurer of the Corporation, certifying the number of certificated shares owned by the holder in the Corporation which are represented by such certificate. If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock provided that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate a statement that the Corporation will furnish, without charge to each stockholder who so requests, the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences and/or rights. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, the certificate may nevertheless be issued by the Corporation with the same effect as if he, she or it was such officer, transfer agent or registrar at the date of issue.


     SECTION 4.4 UNCERTIFICATED SHARES. The board of directors of the Corporation may provide by resolution that some or all shares of any or all classes and series of the stock of the Corporation shall be uncertificated shares, and may provide an election by individual stockholders of any class or series to have their shares of stock of such class or series be certificated shares or uncertificated shares and the conditions of such election, provided that such resolution shall not apply to any certificated shares until the certificate representing such shares is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the board of directors, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the Corporation by the chairman or vice chairman of the board of directors, the chief executive officer, or the president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the Corporation representing the number of shares registered in certificate form. Within a reasonable time after the registration of issuance or transfer of uncertificated shares, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificated shares of the same class or series pursuant to Section 151(f) or Section 202 of the General Corporation Law of Delaware or these Bylaws.


     SECTION 4.5 LOST, STOLEN OR DESTROYED CERTIFICATES; ISSUANCE OF NEW CERTIFICATES OR UNCERTIFICATED SHARES. The Corporation, when authorized to do so by the board of directors, which authorization may be general or confined to specific instances, may issue a new certificate of stock or uncertificated shares in place of any certificate representing certificated shares theretofore issued by the Corporation and alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate for such certificated shares to be lost, stolen or destroyed. When authorizing such issuance of a new certificate or certificates, the Corporation may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or the legal representative of the owner, to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation in connection with the certificate alleged to have been lost, stolen, or destroyed.

     SECTION 4.6 REGISTRATION OF TRANSFERS. (a) Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate representing certificated shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, the Corporation or its transfer agent shall cancel the old certificate, record the transaction upon the stock records of the Corporation and either issue a new certificate to the person entitled thereto (if the shares in question are to remain certificated shares) or credit the proper number of shares to an account of the person entitled thereto maintained on the stock ledger of the Corporation (if the shares in question are to become uncertificated shares).

     (b) Upon receipt by the Corporation or the transfer agent of the Corporation of satisfactory documentation evidencing the transfer of uncertificated shares, including proper evidence of succession, assignation or authority to transfer, the Corporation or its transfer agent shall record the transaction on the stock records of the Corporation and either credit the proper number of shares to an account of the person entitled thereto maintained on the stock ledger of the Corporation (if the shares in question are to remain uncertificated shares) or issue a certificate to the person entitled thereto (if the shares in question are to become certificated shares).

     SECTION 4.7 THE STOCK LEDGER. The name and address of each holder of certificated shares and each holder of uncertificated shares and the number of shares of each class or series so held by such holder shall be recorded on the Corporation's stock ledger. Each such holder shall be the holder of record of such shares of the Corporation for all purposes.

                                   ARTICLE V

                  INDEMNIFICATION AND ADVANCEMENT OF EXPENSES


     SECTION 5.1 RIGHT TO INDEMNIFICATION. Subject to Section 5.2 of these Bylaws, each person who was or is made a party to or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter in this Article V, a "proceeding"), by reason of the fact that he or she or a person of whom he or she is the legal representative is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of any other corporation or of a partnership, joint venture, limited liability company, trust or other enterprise (hereinafter in this Article V an "entity"), including without limitation service with respect to any employee benefit plan or charitable foundation, whether the basis of such proceeding is alleged action in an official capacity or in any other capacity, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expenses, judgments, fines and amounts paid in settlement (including, without limitation, attorneys fees, ERISA excise taxes, penalties or interest related to any such obligations actually and reasonably incurred by such person in connection therewith), and such indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that except as expressly provided to the contrary in any indemnification agreement between the Corporation and such person the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by a majority of the entire board of directors of the Corporation.

     SECTION 5.2 DETERMINATION REQUIRED IN CONNECTION WITH CERTAIN INDEMNIFICATION. Any indemnification pursuant to either the Certificate of Incorporation or Section 5.1 of these Bylaws (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the person is proper in the circumstances because he or she (or the person of whom he or she is the legal representative) has met the applicable standard of conduct for indemnification under subsection
(a) or subsection (b) of Section 145 of the Delaware General Corporation Law ("Section 145") as the same exists or may hereafter be amended. Such determination shall be made (1) by a majority vote of the directors who are not parties to the action, suit or proceeding in question, even though less than a quorum, (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (3) if there are no such directors of the Corporation, by independent legal counsel in a written opinion, such counsel to be selected by the board of directors and paid by the Corporation or (4) by the stockholders. No such determination shall be required or made a prerequisite for indemnification under subsection (c) of Section 145 of the Delaware General Corporation Law as the same exist or may hereafter be amended.

     SECTION 5.3 ADVANCEMENT OF EXPENSES. The expenses (including attorneys' fees) incurred by a person who is or was an officer or director of the Corporation (or a person who is the legal representative of a person who was an officer or director of the Corporation) in defending any proceeding to which such person is a party or is threatened to be made a party or is otherwise involved in by reason of the fact that he or she (or a person of whom he or she is the legal representative) is or was an officer or a director of the Corporation shall be paid by the Corporation, as those expenses become due, in advance of the final disposition of such proceeding, upon receipt of an undertaking by or on behalf of such person, in form and substance satisfactory to the Corporation, to repay such amounts so advanced if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation for such expenses under the Certificate of Incorporation, Article V of these Bylaws or otherwise: provided, however, that except as expressly provided to the contrary in any indemnification agreement between the Corporation and such person, the Corporation shall pay the expenses of any such person in advance, as provided in this Section 5.3 which are incurred in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by a majority of the entire board of directors of the Corporation.

     SECTION 5.4 CLAIMS. If a claim for indemnification or payment of expenses under this Article V is not paid in full within 60 days after a written claim therefor by the indemnitee has been received by the Corporation, the indemnitee may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid by the Corporation an additional amount equal to the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the indemnitee was not entitled to the requested indemnification or payment of expenses under applicable law.

     SECTION 5.5 NONEXCLUSIVITY OF RIGHTS. The rights conferred on any person by this Article V shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation or these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise. Any amendment or repeal of any provision of this Article V shall not limit the right of any person to indemnity or advancement of expenses with respect to actions taken or omitted to be taken by such person prior to such amendment or repeal.

     SECTION 5.6 OTHER INDEMNIFICATION. The Corporation's obligation, if any, to indemnify or to advance expenses to any person who was or is serving at its request as a director or officer of another entity shall be reduced by any amount such person may collect as indemnification or advancement of expenses from such other entity.

                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

     SECTION 6.1 OFFICES AND BOOKS AND RECORDS. (a) The Corporation may have offices at such other places, both within and outside the State of Delaware, as the board of directors may from time to time designate or as the business of the Corporation may require.

     (b) The books and records of the Corporation may be kept at the Corporation's headquarters at Mesquite, Texas and at such other locations outside the State of Delaware as may be from time to time designated by the board of directors.

     SECTION 6.2 FISCAL YEAR. The fiscal year of the Corporation shall begin on the first day of January in each year.

     SECTION 6.3 SEAL. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

     SECTION 6.4 FORM OF RECORDS. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, computer entry, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time.

     SECTION 6.5 SIGNING OF CHECKS, NOTES, ETC. All checks, drafts, bills of exchange, notes or other obligations or orders for the payment of money shall be signed by such officer or officers or employee or employees of the Corporation and in such manner as shall from time to time be determined by resolution of the board of directors or by any officer of the Corporation authorized by resolution of the board of directors to make such determinations.

     SECTION 6.6 VOTING OF SHARES IN OTHER COMPANIES. Unless otherwise expressly ordered by the board of directors, any one of the chairman of the board, the president, any vice president, the treasurer or the corporate secretary of the Corporation shall have full power and authority, on behalf of the Corporation, to consent to or approve of any action by, and to attend, act and vote at any meeting of stockholders or similar equity owners of, any company in which the Corporation may hold shares of stock or similar equity interests and in giving such consent or approval or at any such meeting shall possess and may exercise any and all rights and powers incident to the ownership of such shares or similar equity interests and which, as the holder thereof, the Corporation might possess and exercise if personally present, and may exercise such power and authority through the execution of proxies or may delegate such power and authority to any other officer, agent or employee of the Corporation. Provided that the transfer thereof has been authorized by the board of directors or the chief executive officer, certificates or similar instruments representing shares or similar equity interests owned by the Corporation in other companies may be endorsed for transfer on behalf of the Corporation by any one of the officers of the Corporation referred to in the preceding sentence.

     SECTION 6.7 AMENDMENT OF BYLAWS. These Bylaws may be altered, amended or repealed, or new Bylaws may be adopted by the board of directors. Any Bylaws adopted by the board of directors may be altered, amended or repealed by the stockholders, and the stockholders may make additional Bylaws, at any annual meeting or at any special meeting, provided that notice of such proposed alteration, amendment or repeal or new Bylaw shall have been given in the notice of the meeting. No such altered or amended or new Bylaw shall be inconsistent with any provision of the Certificate of Incorporation.

                                                                        APPENDIX

PROXY                            ALRENCO, INC.
                 714 E. KIMBROUGH STREET/MESQUITE, TEXAS 75149

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                 JUNE 23, 1998

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

   The undersigned shareholder of ALRENCO, INC., an Indiana corporation (the "Company"), hereby appoints GEORGE D. JOHNSON, JR. and BILLY W. WHITE, SR. or either of them, the proxy or proxies of the undersigned, each with full power of substitution, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at 11:00 a.m., Central Daylight Time, local time, on June 23, 1998, at the offices of Gardere & Wynne LLP, Suite 3000, 1601 Elm Street, Dallas, Texas 75201, and at all adjournments or postponements thereof, with authority to vote said Common Stock on the matters set forth on the reverse side:

    The shares of Common Stock represented by this Proxy will be voted in the manner directed herein by the undersigned shareholder, who shall be entitled to the vote corresponding to each share of Common Stock held by such shareholder.

    The Board of Directors recommends a vote FOR each of the following:

1.   To elect two (2) directors to serve until the 2001 Annual Meeting of
Shareholders:

    [ ]  FOR all nominees listed                                  [ ]  WITHHELD FOR ALL
         (except as marked below to the contrary)

    Michael D. Walts      Thomas E. Hannah

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.)

2. To approve the Alrenco, Inc. 1998 Stock Incentive Plan.

      [ ] FOR                   [ ] AGAINST                   [ ] ABSTAIN

             (Continued and to be dated and signed on reverse side)

3. To approve the Reincorporation Proposal.

        [ ] FOR                   [ ] AGAINST                   [ ] ABSTAIN

4. In their judgment, the proxies are authorized to vote upon such other business as may be properly brought before the meeting and each adjournment or postponement thereof.

   THIS PROXY WILL BE VOTED AS SPECIFIED, IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE FIRST THREE PROPOSALS AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE MEETING.

    Please sign your name exactly as it appears on the left. Executors, Administrators, Trustees, Guardians, Attorneys and Agents should give their full titles and submit evidence of appointment unless previously furnished to the company or its Transfer Agent. All Joint Owners should sign.

          PLEASE MARK, DATE, SIGN AND RETURN USING THE ENCLOSED ENVELOPE.
                   YOUR PROMPT ATTENTION WILL BE APPRECIATED.

                                                  Dated:__________________, 1998

                                                  ______________________________
                                                           (Signature)

                                                  ______________________________
                                                           (Signature)